Exhibit 10.41
GRAPHIC PACKAGING
RETIREMENT PLAN
(As Amended and Restated Effective January 1, 2009 and Reflecting Amendments Adopted Through
December 31, 2009)
CORE DOCUMENT

PREAMBLE	1

ARTICLE 1. DEFINITIONS	2

ARTICLE 2. BENEFIT AND PAYMENT PROVISIONS	9
2.1 Participation	9
2.2 Benefit Provisions	9
2.3 Election of an Optional Form of Pension	9
2.4 Beneficiary Designations	12
2.5 Pension Payout Rules	13
2.6 Distribution Limitation	13
2.7 Suspension of Benefits	15
2.8 Direct Rollovers	16

ARTICLE 3. GOVERNMENTAL RESTRICTIONS	20
3.1 Maximum Annual Compensation Limitation	20
3.2 Code Section 415 Limitations—Maximum Annual Pension	21
3.3 Top-Heavy Provisions	21
3.4 Limitation on Highly Compensated Employees and on High-25 Employees	25

ARTICLE 4. CONTRIBUTIONS	28
4.1 Employer Contributions	28
4.2 Return of Contributions	28
4.3 Member Contributions	28

ARTICLE 5. ADMINISTRATION OF PLAN	29
5.1 Appointment of Retirement Committee	29
5.2 Administration of Retirement Committee	29
5.3 Meetings	29
5.4 Majority to Govern	29
5.5 Compensation and Bonding	30
5.6 Authority of Retirement Committee	31
5.7 Prudent Conduct	31
5.8 Actuary	31
5.9 Service in More Than One Fiduciary Capacity	32
5.10 Limitation of Liability	32
5.11 Indemnification	32
5.12 Expenses of Administration	32

ARTICLE 6. MANAGEMENT OF FUNDS	33
6.1 Trustee	33
6.2 Exclusive Benefit Rule	33
6.3 Appointment of Investment Manager	33

ARTICLE 7. GENERAL PROVISIONS	34
7.1 Nonalienation and Qualified Domestic Relations Orders	34
7.2 Conditions of Employment Not Affected by Plan	35
7.3 Facility of Payment	35
7.4 Information	35
7.5 Construction	35
7.6 Prevention of Escheat	36
7.7 Electronic Transmission of Notices to Members	36
7.8 Limitation on Benefits In the Event of a Liquidity Shortfall	36
7.9 Limitation Based on Funded Status of the Plan	36

ARTICLE 8. AMENDMENT, MERGER AND TERMINATION	39
8.1 Amendment of Plan	39
8.2 Merger or Consolidation	39
8.3 Additional Participating Employers	39
8.4 Termination of Plan	40

CERTAIN HISTORICAL PROVISIONS	42

GRAPHIC PACKAGING
RETIREMENT PLAN
PREAMBLE
The Plan as amended and restated herein is generally effective as of January 1, 2009, except as otherwise provided. Any Member of the Plan who is credited with at least one Hour of Service after the effective date of this amendment and restatement shall be subject to the provisions of the Plan as so amended and restated. Any Member of the Plan who terminated employment prior to the effective date of this amendment and restatement shall be subject to the provisions of this Plan as in effect immediately prior to such Member’s termination of employment, except as otherwise specified in the Plan, adopting resolutions, or required by law. The Plan and Trust are intended to comply with the provisions of the Code and ERISA.

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ARTICLE 1. DEFINITIONS
1.1	Accrued Benefit means the benefit to which a Member is entitled under the Plan, as computed in accordance with the provisions of the applicable Appendix as of the applicable date of calculation.

1.2	Affiliated Employer means any company which is (a) a member of a controlled group of corporations (as defined in Section 414(b) of the Code), which also includes the Employer as a member of such controlled group of corporations; (b) any trade or business under common control (as defined in Section 414(c) of the Code) with the Employer; (c) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and (d) any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing sentence, for purposes of Section 1.19, “Leased Employee,” the definitions in Sections 414(b) and (c) of the Code shall be modified as provided in Section 415(h) of the Code.

1.3	Annuity Starting Date means, unless otherwise specified in an Appendix, the first day of the first period for which an amount is paid as an annuity or any other form. However, the Annuity Starting Date for a Member retired on a disability Pension continuing until his Normal Retirement Date shall be his Normal Retirement Date.

1.4	Appendix means the separate provisions applicable to the various groups of Employees covered by the Plan, as detailed below:
(a)	“Appendix 1” means the provisions of the Plan contained in Appendix 1, which covers non-union Employees.

(b)	“Appendix 2” means the provisions of the Plan contained in Appendix 2, which covers Employees employed at the Kalamazoo Board Mill or the Kalamazoo Carton Plant and represented by the union identified in Appendix 2.

(c)	“Appendix 3” means the provisions of the Plan contained in Appendix 3, which covers Employees employed at the Menasha, Wisconsin Carton Plant or the Wausau, Wisconsin Carton Plant and represented by the union identified in Appendix 3.

(d)	“Appendix 4” means the provisions of the Plan contained in Appendix 4, which covers Employees employed at the Charlotte, North Carolina Plant and represented by the union identified in Appendix 4.

(e)	“Appendix 5” means the provisions of the Plan contained in Appendix 5, which covers Employees employed at the Gordonsville, Tennessee Plant and represented by the union identified in Appendix 5.

(f)	“Appendix 6” means the provisions of the Plan contained in Appendix 6, which covered Employees employed at the Garden Grove, California Carton Plant who were

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represented by the union identified in Appendix 6. The Garden Grove, California Carton Plant was closed effective April 21, 2004 and therefore there are no longer any active employees covered by Appendix 6.

(g)	“Appendix 7” means the provisions of the Plan contained in Appendix 7, which covered Employees employed at the Perrysburg, Ohio, Facility who were represented by the union identified in Appendix 7. The Perrysburg Ohio, Facility was closed effective July 1, 2000 and therefore there are no longer any active employees covered by Appendix 7.

(h)	“Appendix 8” means the provisions of the Plan contained in Appendix 8, which covers Employees employed at the North Portland, Oregon Facility and represented by the union identified in Appendix 8.

(i)	“Appendix 9” means the provisions of the Plan contained in Appendix 9, which covers Employees employed at the Menasha, Wisconsin Plant, the Wausau, Wisconsin Plant, or the Newnan, Georgia, Plant and are represented by the union identified in Appendix 9. The Newnan, Georgia Plant was closed in July, 2002 and therefore there are no longer any active employees covered by Appendix 9 at that location.

(j)	“Appendix 10” means the provisions of the Plan contained in Appendix 10, which covers Employees who formerly participated in the Universal Packaging Corporation Pension Plan. Appendix 10 applies solely to benefits accrued under the Universal Packaging Corporation Pension Plan prior to January 1, 2000. Employees covered under the provisions of Appendix 10 accrue benefits for service rendered on and after January 1, 2000 under the provisions of Appendix 1.
1.5	Beneficiary means the person designated by the Member on the form provided by and filed with the Retirement Committee to receive any benefit that becomes payable upon the Member’s death in accordance with the provisions of Section 2.4.

1.6	Board of Directors means on and after March 10, 2008, the Board of Directors of Graphic Packaging Holding Company.

1.7	Code means the Internal Revenue Code of 1986, as amended and the regulations and rulings in effect thereunder.

1.8	Core Document means the provisions of the Plan, which are contained in this Section of the Plan and which, together with the separate Appendices, comprise the Plan.

1.9	Effective Date of this Plan means the original effective date of December 28, 1992. The effective date of the Plan as amended and restated is January 1, 2009.

1.10	Eligible Employee means any Employee who is eligible to participate in the Plan under the terms of the applicable Appendix. An Employee is deemed to be an Eligible Employee solely with respect to the benefits provided under the applicable Appendix.

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1.11	Employee means any individual who provides services to the Employer as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to Section 3401 of the Code. Notwithstanding the preceding sentence, the term “Employee” shall exclude:
(a)	any individual whose employment is subject to a collective bargaining agreement between the Employer and a union that is not listed in an attached Appendix,

(b)	any individual who is first employed by the Employer prior to January 1, 2004 in employment not subject to a collective bargaining agreement listed in the Appendices and who is not paid from the payroll processed from the Ceridian Corporation as of August 8, 2003 or the date when first employed by the Employer, if later,

(c)	any individual who is first employed by the Employer on or after January 1, 2004 in employment not subject to a collective bargaining agreement listed in the Appendices unless such individual is assigned when first employed by the Employer to:
(i)	one of the following plant locations: Golden, CO Carton; Centralia, IL Laminations; Centralia, IL Carton; Lawrenceburg, TN Carton; North Portland, OR Carton; Tuscaloosa, AL Laminations; Wausau, WI Carton; Bow, NH Carton; Charlotte, NC Carton; Fort Smith, AR Carton; Gordonsville, TN Carton; Kalamazoo, MI Carton; Kalamazoo, MI Board Mill; Kendallville, IN Carton; Lumberton, NC Carton; Menasha, WI Carton; Mitchell, SD Carton; Richmond, VA Carton; Garden Grove, CA Carton; or

(ii)	either of the following divisions, but not a specified plant location: Performance Packaging Division and Universal Packaging Division;
(d)	any individual (i) who provides services to the Employer under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor or (ii) whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to Section 3401 of the Code even if the individual described in (i) or (ii) is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding,

(e)	any Leased Employees, except solely for the purposes of applying the nondiscrimination requirements of Section 414(n)(3) of the Code, Employee shall include leased employees within the meaning of Section 414(n)(2) of the Code. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent of the Employer’s or Affiliated Employer’s non-highly compensated workforce within the meaning of Section 414(n)(5)(C)(ii) of the

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Code, Employee shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code,
(f)	any individual covered by any other private qualified defined benefit retirement plan contributed to by an Affiliated Employer for the period of such coverage,

(g)	a non-resident alien who either (i) receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer or any Affiliated Employer that constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code) or (ii) receives earned income from the Employer or an Affiliated Employer that constitutes income from sources within the United States, but such income is exempt from United States income tax by an income tax treaty or convention,

(h)	any individual covered by the ACX Technologies, Inc. Retirement Plan for the period such coverage is in effect, and

(i)	any individual employed by the Employer or an Affiliated Employer for the period prior to the adoption of the Plan by the Employer or Affiliated Employer, unless specifically provided otherwise in the Plan.
The term “employee” as used in this Plan means any individual who is employed by the Employer or an Affiliated Employer as a common law employee of the Employer or an Affiliated Employer, regardless of whether the individual is an “Employee” and any Leased Employee.

Each Appendix shall indicate the eligible Employees to which it applies.

1.12	Employer means Graphic Packaging International, Inc. and any successor by merger, purchase or otherwise with respect to its employees, or any other company participating in the Plan as provided in Section 8.3 with respect to its employees.

1.13	Equivalent Actuarial Value means equivalent value when determined on the basis of the mortality table prescribed by Revenue Ruling 2001-62 and an interest rate of five percent per year, compounded annually, except as otherwise specified in this Core Document or an applicable Appendix.

1.14	ERISA means the Employee Retirement Income Security Act of 1974, as amended.

1.15	Fund(s) means the funds of the Plan maintained by the Trustee in accordance with the terms of the Trust Agreement.

1.16	Hour of Service means each hour of service as defined in the applicable Appendix.

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1.17	IRS Interest Rate means, with respect to determining the amount of a benefit with an Annuity Starting Date:
(a)	on and after January 1, 2007 and prior to January 1, 2008, the interest rate prescribed under Section 417(e)(3)(A)(ii)(II) of the Code for the second full calendar month preceding the applicable Stability Period;

(b)	on and after January 1, 2008 and prior to January 1, 2010, the interest rate prescribed under Section 417(e)(3)(C) of the Code for the second full calendar month preceding the applicable Stability Period; and

(c)	on and after January 1, 2010, the interest rate prescribed under Section 417(e)(3)(C) of the Code for the fifth full calendar month preceding the applicable Stability Period.
1.18	IRS Mortality Table means, with respect to determining the amount of a benefit with an Annuity Starting Date:
(a)	prior to December 31, 2002, the mortality table prescribed under Section 417(e)(3)(A)(ii)(I) of the Code as in effect on the first day of the applicable Stability Period;

(b)	on and after December 31, 2002 and prior to January 1, 2008, the mortality table prescribed by Revenue Ruling 2001-62 as in effect on the first day of the applicable Stability Period; and

(c)	on and after January 1, 2008, the mortality table prescribed under Section 417(e)(3)(B) of the Code as in effect on the first day of the applicable Stability Period.
1.19	Leased Employee means any person (other than a common law employee of the Employer or an Affiliated Employer) who performs services for the Employer or an Affiliated Employer provided all of the following circumstances exist:
(a)	such services are provided pursuant to an agreement between an organization or person (the “leasing organization”) and the Employer or Affiliated Employer,

(b)	such services have been performed for the Employer or an Affiliated Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and

(c)	such services are performed under the primary direction or control of the Employer or Affiliated Employer.
1.20	Member means any person included in the membership of the Plan, as provided in the applicable Appendix.

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1.21	Normal Retirement Date means the date identified in the applicable Appendix.

1.22	Pension means the annual or monthly amount payable to a Member or his Beneficiary, determined under the benefit formula specified in the applicable Appendix.

1.23	Plan Sponsor means Graphic Packaging International, Inc. or any successor by merger, purchase or otherwise.

1.24	Plan Year means the calendar year.

1.25	Required Beginning Date means April 1 of the calendar year following the later of (a) the calendar year in which the Member attains age 70 1/2 or (b) the calendar year in which the Member retires; provided, however, that the Required Beginning Date for a Member who is a five percent owner (as defined in Section 1.401(a)(9)-2, Q&A-2(c) of the U. S. Treasury Department regulations) is April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2.

1.26	Retirement Committee means a committee composed of at least three persons named by the Board of Directors to administer and supervise the Plan as provided in Article 5.

1.27	Spousal Consent means written consent given by a Member’s Spouse to an election made by the Member which specifies the form of Pension and Beneficiary designated by the Member. Spousal Consent shall be duly witnessed by a notary public or Plan representative, and shall acknowledge the effect on the Spouse of the Member’s election. Once given, Spousal Consent may not be revoked after the Annuity Starting Date. The requirement for Spousal Consent may be waived by the Retirement Committee if it is established to its satisfaction that there is no Spouse, or that the Spouse cannot be located, or because of such other circumstances as may be established by applicable law. Spousal Consent shall be applicable only to the particular Spouse who provides such consent.

1.28	Spouse means a person of the opposite sex of the Member who is the Member’s husband or wife as provided in the Defense of Marriage Act of 1996.

1.29	Stability Period means the Plan Year in which occurs the Annuity Starting Date for the distribution.

1.30	Statutory Compensation means compensation from the Employer or any Affiliated Employer as defined in U.S. Treasury Department regulation section 1.415(c)-2(d)(4) (i.e., Information required to be reported under Sections 6041, 6051 and 6052 of the Code (“W-2 Pay”) of the Code plus amounts that would be included in wages but for an election under Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b) of the Code). For Plan Years beginning on or after July 1, 2007, the preceding definition of compensation shall be modified as required under the provisions of U.S. Treasury Department regulation section 1.415(c)-2(e) and shall include all amounts permitted to be recognized under the provisions of U.S. Treasury Department regulation section 1.415(c)-2(e)(2) and (3) and, effective on and after January 1, 2009, U.S. Treasury regulation section 1.415(c)-2(e)(4). For purposes of applying the top-heavy provisions under Section 3.3 and effective for Plan Years beginning on and after July 1, 2007, for

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purposes of applying the maximum benefit limitations under Section 3.2, Statutory Compensation shall not exceed the limitation on compensation under Section 401(a)(17) of the Code.
1.31	Trust Agreement means the agreement between the Plan Sponsor and the Trustee establishing the trust, and all amendments thereto.

1.32	Trustee means the trustee holding the Funds of the Plan as provided in Article 6.

1.33	Vesting Service means the Employee’s period of service recognized as Vesting Service under the provisions of the applicable Appendix.

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ARTICLE 2. BENEFIT AND PAYMENT PROVISIONS
2.1	Participation

An Employee shall become a Member of the Plan in accordance with the terms of the applicable Appendix.

2.2	Benefit Provisions

The benefits provided under the Plan are set forth in the applicable Appendix.

2.3	Election of an Optional Form of Pension

A Member’s election of an optional form of payment under an Appendix shall be subject to the following provisions.
(a)	Election of Optional Forms.
(i)	Election. During the election period specified in paragraph (c), a Member may elect to convert the Pension otherwise payable to him into an optional Pension of Equivalent Actuarial Value, as provided in one of the options specified in the applicable Appendix.

(ii)	Spousal Consent. A married Member’s election of any option shall only be effective if Spousal Consent to the election is received by the Retirement Committee, unless:
(A)	the option provides for monthly payments to his Spouse for life after the Member’s death, in an amount equal to at least 50%, but not more than 100%, of the monthly amount payable under the option to the Member, and

(B)	the option is of Equivalent Actuarial Value to the Qualified Joint and Survivor Annuity (as defined in the applicable Appendix).
(b)	Notice. The Retirement Committee shall furnish to each Member a written notice explaining in nontechnical language the terms and conditions of the Pension payable to the Member in the optional forms described in the applicable Appendix. Such explanation shall include a general description of the eligibility conditions for, and the material features and relative values of, the optional forms of Pensions under the Plan, any rights the Member may have to defer commencement of his Pension, the consequences of the Member’s failure to defer, the requirement for Spousal Consent as provided in paragraph (a)(ii), and the right of the Member to make, and to revoke, elections under this Section. Generally, the notice shall be provided not less than 30 days and no more than 90 days before the Member’s Annuity Starting Date, provided, however, the notice may be furnished after the Annuity Starting Date. Notwithstanding the preceding

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sentence, a Member may not elect an Annuity Starting Date that precedes his receipt of the required notice referred to in this paragraph (b):
(i)	with respect to Appendices 1 and 10, unless the written notice as described above was not provided on a timely basis (i) due to an administrative error as determined by the Retirement Committee on a basis uniformly applicable to all Members similarly situated, or (ii) due to an involuntary termination of employment, and

(ii)	with respect to Appendices 2 through 9, if the Annuity Starting Date occurs on or after July 1, 2010, unless the written notice as described above was not provided on a timely basis (i) due to an administrative error determined by the Retirement Committee on a basis uniformly applicable to all Members similarly situated, or (ii) due to an involuntary termination of employment.
(c)	Timing of Election. An election of an optional form shall be made on a form provided by the Retirement Committee and may be made at any time during the period beginning on the date the Member receives the notice and ending on the Member’s Annuity Starting Date. Notwithstanding the foregoing, an election received after the Annuity Starting Date shall be deemed to have been made within the election period if (i) the written explanation described in paragraph (b) is provided to the Member at least 30 days before the Annuity Starting Date, (ii) the Member’s election is made and notarized before the Annuity Starting Date, and (iii) the Member’s completed election form is received by the Retirement Committee within 90 days after the date the written explanation is provided to the Member.

Notwithstanding the foregoing, a Member (i) whose employment is involuntarily terminated by the Employer or (ii) whose receipt of the written notice was delayed due to administrative error as provided under paragraph (b) above, or (iii) who is entitled to a benefit under Appendices 2 through 9 and whose Annuity Starting Date occurs prior to July 1, 2010, may affirmatively elect to have his Pension commence sooner than 30 days following his receipt of the notice, provided all of the following requirements are met:
(i)	the Retirement Committee clearly informs the Member that he has a period of at least 30 days after receiving the notice to decide when to have his benefits begin, and, if applicable, to choose a particular optional form of payment;

(ii)	the Member affirmatively elects a date for his Pension to begin and, if applicable, an optional form of payment, after receiving the notice;

(iii)	the Member is permitted to revoke his election until the later of his Annuity Starting Date or at any time prior to the commencement of benefit payments;

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(iv)	payment does not commence sooner than seven days following the day after the notice is received by the Member, nor more than 90 days following the day after the notice is received by the Member (except that the 90-day period may be extended due to administrative delay); and

(v)	in the event a Member elects an Annuity Starting Date that precedes the date he received the notice (the “retroactive Annuity Starting Date”) under the provisions of paragraph (b) above, the following requirements are met:
(A)	with respect to an election made by a Member who is involuntarily terminated by the Employer, the retroactive Annuity Starting Date is within the 120-day period following the Member’s termination of employment with the Employer and all Affiliated Employers;

(B)	the Member’s benefit, including any interest adjustment, must satisfy the provisions of Section 415 of the Code, both at the retroactive Annuity Starting Date and at the actual commencement date, except that if the form of payment is not subject to the provisions of Section 417(e)(3) of the Code and payments commence within 12 months of the Member’s retroactive Annuity Starting Date, the provisions of Section 415 of the Code need only be satisfied as of the retroactive Annuity Starting Date;

(C)	if payment is made in the form of an annuity that is not subject to the provisions of Section 417(e)(3) of the Code, a payment equal in amount to the sum of the monthly payments that the Member would have received during the period commencing on his retroactive Annuity Starting Date and ending with the month preceding his actual commencement date, plus interest at the rate of 120 percent of the mid-term Applicable Federal Rate for the first month of the applicable Plan Year, compounded annually, shall be paid to the Member on his actual commencement date;

(D)	Spousal Consent to the retroactive Annuity Starting Date is required for such election to be effective unless:
(I)	the amount of the survivor annuity payable to the Spouse determined as of the retroactive Annuity Starting Date under the form elected by the Member is no less than the amount the Spouse would have received under the Qualified Joint and Survivor Annuity (as defined in the applicable Appendix) if the date payments commence were substituted for the retroactive Annuity Starting Date; or

(II)	the Member’s Spouse on his retroactive Annuity Starting Date is not his Spouse on his actual commencement date

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and is not treated as his Spouse under a qualified domestic relations order; and
(E)	if the Member elects payment in the form of payment subject to the provisions of Section 417(e)(3):
(I)	the monthly amount shall not be less than the amount that would have been paid in the same form on the retroactive Annuity Starting Date if the benefit amount had been calculated using the IRS Interest Rate and the IRS Mortality Table in effect on the actual commencement date; and

(II)	interest shall be credited in the same manner as described under clause (C) above.
(d)	Revocation of Election. An election of an option under the applicable Appendix may be revoked on a form provided by the Retirement Committee, and subsequent elections and revocations may be made at any time during the election period described above. An election of an optional benefit shall be effective on the Member’s Annuity Starting Date and may not be modified after his Annuity Starting Date unless otherwise provided in paragraph (c) above. A revocation of any election shall be effective when the completed form is timely filed with the Retirement Committee. If a Member who has elected an optional benefit dies before his Annuity Starting Date (or before the date the election of the option becomes effective under paragraph (c)(iii) above, if later), the election shall be revoked. If the Beneficiary designated under an option dies before the Member’s Annuity Starting Date (or before the date the election of the option becomes effective under paragraph (c)(iii) above, if later), the election shall be revoked.
2.4	Beneficiary Designations
(a)	Designation. Each Member may designate a primary beneficiary and a contingent beneficiary to receive a death benefit that may become payable under this Plan other than a death benefit payable only to a surviving Spouse. A designation of anyone other than the Spouse as the sole Beneficiary shall not be effective unless the Spouse consents in a writing that is witnessed by a notary public or Plan representative. Beneficiary designations shall be made on forms furnished by the Retirement Committee and shall become effective only when filed with the Retirement Committee. Except as otherwise provided in the applicable Appendix, if the Member survives all primary and contingent Beneficiaries or if the Member dies without a valid beneficiary designation, any death benefits shall be paid to his surviving Spouse, or if none, to his estate.

(b)	Proof of Death. A copy of the Member’s death certificate shall be sufficient proof of death for purposes of this Plan, and the Retirement Committee shall be fully protected in relying thereon. In the absence of a death certificate, the Retirement

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Committee may rely on such other evidence of death as it deems necessary or appropriate.

(c)	120-Hour Survival Requirement. A Beneficiary who does not survive the Member by at least 120 hours shall be deemed to have predeceased the Member. Any benefit payable to such Beneficiary shall be paid to the next designated Beneficiary, or if there is no Beneficiary shall be paid pursuant to paragraph (a) above.
2.5	Pension Payout Rules
(a)	Commencement of Payment. Except as otherwise provided in the applicable Appendix, payment of a Member’s Pension shall begin as soon as administratively practicable following the later of (i) the Member’s 65th birthday, or (ii) the date he terminates service with the Employer and all Affiliated Employers (but not more than 60 days after the close of the Plan Year in which the later of (i) or (ii) occurs).

(b)	Mandatory Distribution Under Section 401(a)(9) of the Code. Notwithstanding any provisions of the Plan to the contrary, a Member’s Pension shall commence no later than his Required Beginning Date.
2.6	Distribution Limitation

Notwithstanding any other provisions of the Plan, all distributions from the Plan shall conform to the regulations issued under Section 401(a)(9) of the Code, including the incidental death benefit provisions of Section 401(a)(9) of the Code. Further, such regulations shall override any Plan provision that is inconsistent with Section 401(a)(9) of the Code. If a Member dies after Pension payments have commenced, any payments continuing on to his Spouse or Beneficiary shall be distributed at least as rapidly as under the method of distribution being used as of the Member’s date of death. With respect to distributions under the Plan made on or after January 1, 2001 (“New Reg Effective Date”) for calendar years beginning on or after January 1, 2001 and prior to January 1, 2006, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) of the Code that were proposed on January 17, 2001 (the “2001 Proposed Regulations”), notwithstanding any provision of the Plan to the contrary. If the total amount of required minimum distributions made to a Member for 2001 prior to the New Reg Effective Date are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such Member for 2001 on or after such date. If the total amount of required minimum distributions made to a Member for 2001 prior to the New Reg Effective Date are less than the amount determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations.

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With respect to Pensions commencing on or after January 1, 2006, the following rules shall apply:
(a)	Any additional benefits accruing to a Member in a calendar year after the first distribution calendar year will be distributed beginning as of the first payment interval ending in the calendar year immediately following the calendar year in which such amounts accrue.

(b)	If a Member’s Pension is being distributed in the form of a joint and survivor annuity for the joint lives of the Member and a non-Spouse Beneficiary, annuity payments to be made on or after the Member’s Required Beginning Date to the Beneficiary after the Member’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Member using the table set forth in Q&A-2 of Section 1.401(a)(9)-6 of the U.S. Treasury Department regulations. If the Annuity Starting Date occurs in a calendar year which precedes the calendar year in which the Member reaches age 70, in determining the applicable percentage, the Member/Beneficiary’s age difference is reduced by the number of years that the Member is younger than age 70 on the Member’s birthday in the calendar year that contains the Annuity Starting Date.

(c)	If the Member’s Pension is being distributed in the form of a period certain and life annuity option, the period certain may not exceed the applicable distribution period for the Member under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the U. S. Treasury Department regulations for the calendar year that contains the Annuity Starting Date. If the Annuity Starting Date precedes the year in which the Member reaches age 70, the applicable distribution period for the Member is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the U. S. Treasury Department regulations plus the excess of 70 over the age of the Member as of the Member’s birthday in the year that contains the Annuity Starting Date.

(d)	For purposes of this Section, the following definitions shall apply:
(i)	“Beneficiary” means an individual other than the Member’s Spouse who is designated to receive survivor benefits under a joint and survivor annuity or a period certain annuity as an optional form of payment. Such Beneficiary shall constitute the designated beneficiary as such term is used under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the U. S. Treasury Department regulations.

(ii)	“Distribution calendar year” means a calendar year for which a minimum distribution is required. For distributions beginning before a Member’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Member’s Required Beginning Date.

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(iii)	“Life expectancy” is life expectancy as computed using the Single Life Table in Section 1.401(a)(9)-9 of the U. S. Treasury Department regulations.
2.7	Suspension of Benefits
(a)	Suspension. Subject to the provisions of the applicable Appendix, a Member’s benefits shall, for purposes of this Section 2.7, be deemed to have been suspended for any month in which the Member remains employed after reaching his Normal Retirement Date and before reaching his Required Beginning Date.

Upon subsequent retirement, the late retirement benefit payable with respect to any Member whose benefit has been suspended following his attainment of his Normal Retirement Date shall be an immediate benefit beginning as of the first day of the month following the Member’s late retirement date (unless the Member elects a later commencement date) and shall be equal to the greater of (i) the amount determined in accordance with the provisions of the applicable Appendix as of his late retirement date, or (ii) an amount which is of Equivalent Actuarial Value to the benefit to which the Member would have been entitled under the provisions of the applicable Appendix if he had retired on his Normal Retirement Date, recomputed as of the first day of each subsequent Plan Year (and as of his actual late retirement date) as if each such date were the Member’s late retirement date. The resulting retirement benefit shall then be reduced by the Equivalent Actuarial Value of any payments made with respect to the Member’s retirement benefit after his Normal Retirement Date. In the event the Member elects to defer payment beyond his late retirement date (but in no event later than his Required Beginning Date), the Member’s benefit shall be of Equivalent Actuarial Value to the benefit otherwise payable as of his late retirement date.

Benefits of a Member in pay status shall be suspended if the Member is re-employed by the Employer or an Affiliated Employer but only for those calendar months in which he completes at least 40 Hours of Service as an Eligible Employee. Upon his subsequent retirement, his eligibility for a benefit and the amount of the benefit shall be determined and calculated as if he were then first retired. In no event shall such benefit be less than the benefit received by the Member upon his original retirement. The benefit, as so determined, shall be reduced actuarially for the amount of any benefits paid prior to his Normal Retirement Date by reason of the previous retirement. If any payment that could have been suspended under this Section is paid to the Member, subsequent benefit payments shall be offset by that amount; provided however, that except for any offset applied to the initial payment upon resumption of benefit payments, the offset will be spread over subsequent payments so that no single monthly benefit payment is reduced by more than 25%.

(b)	Amount Suspended. The amount suspended shall be an amount equal to the monthly benefit payment that would have otherwise been payable, but not more than would have been payable as a single life annuity.

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(c)	Resumption of Payment. If benefit payments have been suspended, then, unless a Member elects a later commencement date pursuant to the provisions of the applicable Appendix, payments shall resume no later than the first day of the third calendar month in which the Employee ceases to be employed or, if earlier, the Employee’s Required Beginning Date. The initial payment upon resumption shall include (i) the payment scheduled to be made in the calendar month when payments resume and (ii) any amounts withheld during the period between the cessation of employment and the resumption of payments, less any offset provided under paragraph (a) above.

(d)	Exception; Waiver of Participation. A retired Member who is re-employed as an Eligible Employee may elect to waive participation in the Plan with the consent of his Spouse. All such waivers shall be in writing on a form furnished by the Retirement Committee, and all spousal consents shall satisfy the requirements of Section 2.3(a)(ii). Such a Member shall continue to receive his benefit payments and shall accrue no additional benefits under the Plan. A Member who has waived participation may later elect to participate if he then satisfies the requirements for participation by filing a written notice with the Retirement Committee. His benefit shall then be suspended under this Section 2.7 for each subsequent calendar month in which he completes at least 40 Hours of Service as an Eligible Employee.
2.8	Direct Rollovers
(a)	Elective Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Section, a distributee may elect, at the time and in the manner prescribed by the Retirement Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(b)	Mandatory Rollovers. Notwithstanding any provision of the Plan to the contrary, effective March 28, 2005 if the present value of the Member’s Accrued Benefit amounts to at least $1,000 but not more than $5,000, and if the Member fails to make an affirmative election to either receive the lump sum payment in cash or have it directly rolled over to an eligible retirement plan pursuant to the provisions of paragraph (a) within such election period as shall be prescribed by the Retirement Committee, the Retirement Committee shall direct the Trustee to transfer such lump sum payment to an individual retirement plan (within the meaning of Section 7701(a)(37) of the Code) (“IRA”) selected by the Retirement Committee. The IRA shall be maintained for the exclusive benefit of the Member on whose behalf such transfer is made. The transfer shall occur as soon as practicable following the end of the election period. The funds in the IRA shall be invested in an investment product designed to preserve principal and provide a reasonable rate of return, whether or not such return is guaranteed, consistent with liquidity, as determined from time to time by the Retirement Committee. In implementing the provisions of this paragraph, the Retirement Committee shall:

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(i)	enter into a written agreement with each IRA provider setting forth the terms and conditions applicable to the establishment and maintenance of the IRAs in conformity with applicable law;

(ii)	furnish Members with notice of the Plan’s automatic rollover provisions, including, but not limited to, a description of the nature of the investment product in which the assets of the IRA will be invested and how the fees and expenses attendant to the IRA will be allocated, and a statement that a Member may roll over the assets of the IRA to another eligible retirement plan. Such notice shall be provided to Members in such time and form as shall be prescribed by the Retirement Committee in accordance with applicable law; and

(iii)	fulfill such other requirements of the safe harbor contained in Department of Labor Regulation §2550.404a-2 and, if applicable, the conditions of Department of Labor Prohibited Transaction Class Exemption 2004-16.
(c)	Definitions. The following definitions apply to the terms used in this Section 2.8:
(i)	“Eligible rollover distribution” means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:
(A)	any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of 10 years or more;

(B)	any distribution to the extent such distribution is required under Section 401(a)(9) of the Code;

(C)	any after-tax amount unless such amount is rolled over or transferred (i.e., directly rolled) to an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, or, effective on or after January 1, 2008, a Roth individual retirement account described in Section 408A(b) of the Code; or transferred (i.e., directly rolled over) to:
(1)	a qualified defined contribution plan described in Section 401(a) of the Code;

(2)	effective on and after January 1, 2007, any qualified plan described in Section 401(a) of the Code; or

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(3)	effective on and after January 1, 2007, an annuity plan described in Section 403(b) of the Code,

provided that a plan described in subparagraph (1), (2) or (3) agrees to separately account for such after-tax amount and earnings thereon.
(ii)	“Eligible retirement plan” means any of the following types of plans that accept the distributee’s eligible rollover distribution:
(A)	a qualified plan described in Section 401(a) of the Code;

(B)	an annuity plan described in Section 403(a) of the Code;

(C)	an individual retirement account or individual retirement annuity described in Section 408(a) or 408(b) of the Code, respectively;

(D)	effective January 1, 2002, an annuity contract described in Section 403(b) of the Code;

(E)	effective January 1, 2002, an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan; and

(F)	effective January 1, 2008, a Roth IRA described in Section 408A of the Code.
(iii)	“Distributee” means an employee or former employee. In addition, solely for purposes of paragraph (a) above, the employee’s or former employee’s surviving Spouse and the employee’s or former employee’s Spouse or former Spouse who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code are distributees with regard to the interest of the Spouse or former Spouse; and

(iv)	“Direct rollover” means a payment by the Plan to the eligible retirement plan specified by the distributee.
(d)	Non-Spouse Beneficiary Rollover. Notwithstanding any provision of this Section to the contrary, effective as of January 1, 2010, the non-Spouse Beneficiary of a deceased Member may elect, at the time and in the manner prescribed by the Retirement Committee, to directly roll over any portion of a distribution that would constitute an eligible rollover distribution if it were made to a Member, Spouse or alternate payee, provided such direct rollover is made to an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, or a Roth IRA described in Section 408A of the Code (collectively, “IRA”) that is established on behalf of the non-Spouse

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Beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Sections 402(c)(11) and 408(d)(3)(C)(ii) of the Code. Distributions under this paragraph that would have been eligible rollover distributions if made to a Member, surviving spouse or alternate payee will be treated as eligible rollover distributions for all purposes under the Code, regardless of whether the non-spouse Beneficiary elects to directly roll over such distribution.

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ARTICLE 3. GOVERNMENTAL RESTRICTIONS
3.1	Maximum Annual Compensation Limitation

In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the compensation taken into account for the appropriate time period shall not exceed the compensation limit in effect for the calendar year in which the time period begins. For Plan Years beginning before January 1, 1994, the compensation limit is $200,000, as adjusted by the Secretary of the Treasury for cost-of-living increases. For Plan Years beginning on or after January 1, 1994 and before January 1 2002, the annual compensation limit is $150,000, as adjusted by the Secretary of the Treasury for cost-of-living increases. For Plan Years beginning on and after January 1, 2002, the compensation limit is $200,000, as adjusted by the Secretary of the Treasury for cost-of-living increases. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. Any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the annual compensation limit set forth in this provision. If compensation for any prior determination period is taken into account in determining an employee’s benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the annual compensation limit in effect for that prior determination period. For purposes of determining benefit accruals in a Plan Year beginning on or after January 1, 1994, but prior to January 1, 2002, compensation for any determination periods beginning prior to the first Plan Year beginning on or after January 1, 1994 shall be limited to the annual compensation limit of $150,000. For purposes of determining benefit accruals in Plan Years beginning on or after January 1, 2002, compensation for any determination periods beginning prior to January 1, 2002 shall be limited to the annual compensation limit of $200,000.

Unless otherwise provided under the Plan, each Code Section 401(a)(17) employee’s accrued benefit under this Plan will be the greater of the accrued benefit determined for the employee under (a) or (b) below:
(a)	the employee’s accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee’s total years of service taken into account under the Plan for the purposes of benefit accruals, or

(b)	the sum of:
(i)	the employee’s accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Treas. Reg. § 1.401(a)(4)-13, and

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(ii)	the employee’s accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee’s years of service credited to the employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.
A Code Section 401(a)(17) employee means an employee whose current accrued benefits as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

3.2	Code Section 415 Limitations—Maximum Annual Pension
(a)	Maximum Pension. Notwithstanding any provisions of the Plan to the contrary, the benefits accrued by and payable to or on behalf of a Member under the Plan shall be subject to the maximum limitations set forth in Section 415 of the Code and any regulations or rulings issued thereunder. The increased limitations of Section 415(b) of the Code effective on and after January 1, 2002 shall apply to all current and former Members (with benefits limited by Section 415(b) of the Code) who have an Accrued Benefit under the Plan immediately prior to January 1, 2002 (other than an Accrued Benefit resulting from a benefit increase solely as a result of the increases in limitations under Section 415(b) of the Code) and whose Annuity Starting Date occurs on or after January 1, 2002.

(b)	Adjustment of Benefit and Maximum Dollar Limitation. If the benefit payable under the Plan would (but for this Section) exceed the limitations of Section 415 of the Code by reason of a benefit payable under another defined benefit plan aggregated with this Plan under Section 415(f) of the Code, the benefit under this Plan shall be reduced only after all reductions have been made under such other plan. As of January 1 of each calendar year beginning on or after January 1, 2002, the maximum dollar limitation shall be adjusted as indexed. Such adjustment of the maximum dollar limitation shall not apply to retired Members.

(c)	Limitation Year. For purposes of this Section 3.2, the limitation year shall be the calendar year.

(d)	Definition of Compensation. The term “compensation” for purposes of applying the applicable limitations under Section 415 of the Code with respect to any Member shall mean Statutory Compensation.
3.3	Top-Heavy Provisions
(a)	Definitions. The following definitions apply to the terms used in this Section:
(i)	“Applicable Determination Date” means the last day of the preceding Plan Year;

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(ii)	“Applicable Valuation Date” means the date within the preceding Plan Year as of which annual Plan costs are or would be computed for minimum funding purposes;

(iii)	“Average Statutory Compensation” means the average annual Statutory Compensation of a Member for the five consecutive years of his Vesting Service after December 31, 1983 during which he received the greatest aggregate remuneration from the Employer or an Affiliated Employer, excluding any Statutory Compensation for service after the last Plan Year with respect to which the Plan is top-heavy;

(iv)	“Key Employee” means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the applicable determination date was an officer of the Employer or an Affiliated Employer having Statutory Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner (as defined in Section 416(i)(1)(B)(i) of the Code) of the Employer or an Affiliated Employer, or a 1-percent owner (as defined in Section 416(i)(1)(B)(ii) of the Code) of the Employer or an Affiliated Employer having Statutory Compensation greater than $150,000 (the determination of who is a key employee shall be made in accordance with Section 416(i) of the Code and the applicable regulations and other guidance of general applicability issued thereunder);

(v)	“Non-Key Employee” means any employee who is not a Key Employee;

(vi)	“Permissive Aggregation Group” means each plan in the Required Aggregation Group and any other qualified plan(s) of the Employer or an Affiliated Employer in which all members are non-key employees, if the resulting aggregation group continues to meet the requirements of Sections 401(a)(4) and 410 of the Code.

(vii)	“Required Aggregation Group” means each other qualified plan of the Employer or an Affiliated Employer (including plans that terminated within the five-year period ending on the determination date) in which there are members who are key employees or which enables the Plan to meet the requirements of Section 401(a)(4) or 410 of the Code; and

(viii)	“Top-Heavy Ratio” means the ratio of (A) the present value of the cumulative Accrued Benefits under the Plan for key employees to (B) the present value of the cumulative Accrued Benefits under the Plan for all key employees and non-key employees; provided, however, that if an individual has not performed services for the Employer or any Affiliated Employer at any time during the one-year period ending on the applicable determination date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account; and provided further, that the present values of Accrued Benefits under the Plan for an

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employee as of the applicable determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period (five-year period in the case of a distribution made for a reason other than severance from employment, death, or disability) ending on the applicable determination date and any distributions made with respect to the employee under a terminated plan which, had it not been terminated, would have been in the required aggregation group.
(b)	Determination of Top Heavy Status.
(i)	The Plan shall be “top-heavy” if, as of the Applicable Determination Date, the Top-Heavy Ratio exceeds 60 percent. The Top-Heavy Ratio shall be determined as of the Applicable Valuation Date in accordance with Sections 416(g)(3) and (4)(B) of the Code on the basis of the interest rate and mortality table used in the actuarial valuation for the Plan for the applicable Plan Year.

(ii)	For purposes of determining whether the Plan is top-heavy, the present value of accrued benefits under the Plan will be combined with the present value of accrued benefits or account balances under each other plan in the Required Aggregation Group. In the Employer’s discretion, accrued benefits or account balances under each plan in the Required Aggregation Group may be combined with the present value of accrued benefits or account balances under any other qualified plan(s) in the Permissive Aggregation Group.

(iii)	The accrued benefit of a Non-Key Employee under the Plan or any other defined benefit plan in the aggregation group shall be:
(A)	determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or an Affiliated Employer, or

(B)	if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule described in Section 411(b)(1)(C) of the Code.
(c)	Consequences of Being Top Heavy. The following provisions shall be applicable to Members of Appendix 1 for any calendar year with respect to which the Plan is top-heavy:
(i)	In lieu of the vesting requirements specified in Appendix 1, a Member shall be vested in, and have a nonforfeitable right to, a percentage of his Accrued Benefit determined in accordance with the provisions of Appendix 1 and subparagraph (ii) below, as set forth in the following vesting schedule:

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Years of Vesting Service	Percentage Vested
Less than 2 years 2 years 3 years 4 years 5 or more years	0% 20% 40% 60% 100%
(ii)	The Accrued Benefit of a Member under Appendix 1 who is a Non-Key Employee shall not be less than two percent of his Average Statutory Compensation multiplied by the number of years of his Vesting Service, during the calendar years for which the Plan is top-heavy, but not in excess of 10. For purposes of the preceding sentence, years of Vesting Service shall be disregarded to the extent that such years of Vesting Service occur during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no key employee or former key employee. Such minimum benefit shall be payable at a Member’s Normal Retirement Date. If payments commence at a time other than the Member’s Normal Retirement Date, the minimum Accrued Benefit shall be of Equivalent Actuarial Value to such minimum benefit.
(d)	Cessation of Top Heavy Status. If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, the following provisions shall be applicable:
(i)	The Accrued Benefit in any such subsequent Plan Year shall not be less than the minimum Accrued Benefit provided in subparagraph (c)(ii) above, computed as of the end of the most recent Plan Year for which the Plan was top-heavy.

(ii)	If a Member has completed three years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting schedule set forth in subparagraph (c)(i) above shall continue to be applicable.

(iii)	If a Member has completed less than three years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting provisions of subparagraph (c)(i) shall continue to be applicable to the portion of his Accrued Benefit determined as of the last day of the Plan Year in which the Plan was top-heavy, and Section 5.5 of Appendix 1 shall again be applicable with respect to the remaining portion of his Accrued Benefit; provided, however, that in no event shall the vested percentage of such remaining portion be less than the percentage determined under subparagraph (c)(i) above as of the last day of the most recent Plan Year for which the Plan was top-heavy.

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3.4	Limitation on Highly Compensated Employees and on High-25 Employees
(a)	When This Section Applies. The provisions of this Section shall apply:
(i)	in the event the Plan is terminated, to any Member who is a Highly Compensated Employee or Highly Compensated Former Employee, and

(ii)	in any other event, to any Member who is one of the 25 Highly Compensated Employees or Highly Compensated Former Employees of the Employer or an Affiliated Employer with the greatest Statutory Compensation in any Plan Year.

The amount of the annual payments to any one of the Members to whom this Section applies shall not be greater than the amount that would be paid on behalf of the Member under a single life annuity that is of Equivalent Actuarial Value to the sum of the Member’s accrued benefit and the Member’s other benefits under the Plan.
(b)	When This Section Does Not Apply. The provisions of this Section shall not apply if:
(i)	after taking into account payment of all benefits payable to or on behalf of the Member to whom this Section applies, the value of Plan assets equals or exceeds 110 per cent of the value of current liabilities (as that term is defined in Section 412(l)(7) of the Code) of the Plan,

(ii)	after taking into account the value of all benefits payable to or on behalf of the Member to whom this Section applies is less than one per cent of the value of current liabilities of the Plan, or

(iii)	the value of the benefits payable to or on behalf of the Member to whom this Section applies does not exceed the amount described in Section 411(a)(11)(A) of the Code.
(c)	Repayment of Lump Sum Distributions. To the extent permitted by law, if any Member to whom subparagraph (a)(ii) applies elects to receive a lump sum payment in lieu of his Pension and this Section is applicable, the Member shall be entitled to receive his benefit in full. However, the Member must agree to repay to the Plan any portion of the lump sum payment which would otherwise be restricted and must provide adequate security to guarantee that repayment in accordance with rules established by the Internal Revenue Service.

(d)	Termination of Plan. Notwithstanding the above, in the event the Plan is terminated, the restrictions of this Section shall not be applicable if the benefits payable to any Highly Compensated Employee and any Highly Compensated Former Employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

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(e)	Definitions. For purposes this Section, the following terms shall have the following meanings:
(i)	“Highly Compensated Employee” means for a Plan Year any employee of the Employer or an Affiliated Employer (whether or not eligible for membership in the Plan) who:
(A)	was a 5-percent owner (as defined in Section 416(i) of the Code) for such Plan Year or the prior Plan Year; or

(B)	for the preceding Plan Year received Statutory Compensation in excess of $80,000, and was among the highest 20 percent of employees for the preceding Plan Year when ranked by Statutory Compensation paid for that year excluding, for purposes of determining the number of such employees, such employees as the Retirement Committee may determine on a consistent basis pursuant to Section 414(q) of the Code. The $80,000 dollar amount in the preceding sentence shall be adjusted from time to time for cost of living in accordance with Section 414(q) of the Code.

Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from the Employer or an Affiliated Employer which constitutes income from sources within the United States shall be disregarded for all purposes of this Section.

The Employer’s top-paid election as described above, shall be used consistently in determining Highly Compensated Employees for determination years of all employee benefit plans of the Employer and Affiliated Employers for which Section 414(q) of the Code applies (other than a multiemployer plan) that begin with or within the same calendar year, until such election is changed by Plan amendment in accordance with IRS requirements. The $80,000 dollar amount in the preceding sentence shall be adjusted from time to time for cost of living in accordance with Section 414(q) of the Code.
The provisions of this Section shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.

(ii)	“Highly Compensated Former Employee” means for a Plan Year any former employee of the Employer or an Affiliated Employer who had terminated employment prior to the Plan Year and who was a Highly

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Compensated Employee for either the year of termination or any Plan Year ending on or after the employee’s 55th birthday.
(f)	When This Section is Ineffective. If it should subsequently be determined by statute, court decision acquiesced in by the Commissioner of the Internal Revenue Service, or ruling by the Commissioner of the Internal Revenue Service, that the provisions of this Section are no longer necessary to qualify the Plan under the Code, this Section shall be ineffective without the necessity of further amendment to the Plan.

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ARTICLE 4. CONTRIBUTIONS
4.1	Employer Contributions

It is the intention of the Employer to continue the Plan, make the contributions that are necessary to maintain the Plan on a sound actuarial basis, and meet the minimum funding standards prescribed by law. However, subject to the provisions of Article 8, the Employer may discontinue its contributions for any reason at any time. Any forfeitures shall be used to reduce the Employer’s contributions otherwise payable.

4.2	Return of Contributions
(a)	Employer contributions to the Plan are conditioned upon their deductibility under Section 404 of the Code. If all or part of the Employer’s deductions for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the Employer without interest, but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the date of the disallowance of deduction.

(b)	The Employer may recover without interest the amount of its contributions to the Plan made on account of a mistake-of-fact, reduced by any investment loss attributable to those contributions, provided recovery is made within one year after the date of those contributions.
4.3	Member Contributions

No contributions shall be accepted from any Member.

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ARTICLE 5. ADMINISTRATION OF PLAN

5.1	Appointment of Retirement Committee

The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed in a Retirement Committee of not less than three nor more than seven persons appointed from time to time by the Board of Directors to serve at the discretion of the Board of Directors. Any person who is appointed a member of the Retirement Committee shall signify his acceptance by filing written acceptance with the Board of Directors and the Secretary of the Retirement Committee. Any member of the Retirement Committee may resign by delivering a written resignation to the Board of Directors and the Secretary of the Retirement Committee. The Retirement Committee shall be a “named fiduciary” within the meaning of Section 402(a) of ERISA and shall carry out the duties of the “administrator” of the Plan as imposed by ERISA.

5.2	Administration of Retirement Committee

The members of the Retirement Committee shall elect a Chairperson from their number and a Secretary who may be, but need not be, one of the members of the Retirement Committee; may appoint from their number such subcommittees with such powers as they shall determine; may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf; may retain counsel, employ agents and provide for such clerical, accounting, consulting and actuarial services as they may require in carrying out the provisions of the Plan; and may allocate among themselves or delegate to other persons all or such portion of their duties under the Plan as they, in their sole discretion, shall decide.

5.3	Meetings

The Retirement Committee shall hold meetings upon such notice, at such place or places, and at such times as it may from time to time determine.

5.4	Majority to Govern

Any act which the Plan authorizes or requires the Retirement Committee to do may be done by a majority of its members. The action of such majority expressed from time to time by a vote at a meeting shall constitute the action of the Retirement Committee, and shall have the same effect for all purposes as if assented to by all members of the Retirement Committee serving at the time. Notwithstanding the foregoing, any action taken by the Retirement Committee in writing without a meeting shall require the unanimous written consent by all members of the Retirement Committee at the time in office.

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5.5	Compensation and Bonding

No member of the Retirement Committee shall receive any compensation from the Plan for his services as such. Except as may otherwise be required by law, no bond or other security need be required of any member in that capacity in any jurisdiction.

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5.6	Authority of Retirement Committee

Subject to the limitations of the Plan, the Retirement Committee shall establish rules for the administration of the Plan and the transaction of its business. All actions of the Retirement Committee shall be in accordance with the Retirement Committee Charter enacted by the Board of Directors. The Retirement Committee shall maintain accounts reflecting the financial transactions of the Plan, and shall recommend, implement and monitor investment policy guidelines and objectives as approved by the Board of Directors. The Retirement Committee shall submit a report periodically to the Board of Directors giving the status of the Fund regarding the satisfaction of the investment objectives.

The Retirement Committee shall have discretionary authority to determine eligibility for benefits and to construe the terms of the Plan, which shall include, but not be limited to, determination of:
(a)	an individual’s eligibility for Plan participation,

(b)	the right to and amount of any benefit payable under the Plan, and

(c)	the date on which any individual ceases to be a Member.
The Retirement Committee shall have discretionary authority to decide disputed claims in accordance with its interpretation of the terms of the Plan. The determination of the Retirement Committee as to any disputed question or claim shall be conclusive and final.

5.7	Prudent Conduct

The members of the Retirement Committee shall use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar situation.

5.8	Actuary

The Retirement Committee shall maintain such data as may be necessary for actuarial valuations of the liabilities of the Plan. At the request of the Board of Directors, the Retirement Committee shall submit a report each year to the Board of Directors, giving a brief account of the operation of the Plan during the past year, and a copy of that report shall be filed in the office of the Plan, where it shall be open to inspection by any Member of the Plan. As an aid to the Retirement Committee in fixing the rate of contributions payable to the Plan, the actuary designated by the Retirement Committee shall prepare annual actuarial valuations of the contingent assets and liabilities of the Plan, and shall submit to the Retirement Committee the recommended Employer contribution.

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5.9	Service in More Than One Fiduciary Capacity

Any individual, entity or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the Funds of the Plan.

5.10	Limitation of Liability

The Employer, the Board of Directors, the members of the Retirement Committee, and any officer, employee or agent of the Employer shall not incur any liability individually or on behalf of any other individuals, or on behalf of the Employer for any act, or failure to act, made in good faith in relation to the Plan or the Funds of the Plan. However, this limitation shall not act to relieve any such individual or the Employer from a responsibility or liability for any breach of fiduciary responsibility, obligation or duty under Part 4, Title I of ERISA.

5.11	Indemnification

The Employer, the members of the Retirement Committee, the Board of Directors, and the officers, employees and agents of the Employer shall be indemnified against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the Funds of the Plan, including, without limitation, expenses reasonably incurred in the defense of any claim relating to the Plan or the Funds of the Plan, and any and all amounts paid in any compromise or settlement relating to the Plan or the Funds of the Plan, except for actions or failures to act made in bad faith. The foregoing indemnification shall be made from the Funds of the Plan to the extent of those Funds and to the extent permitted under applicable law; otherwise, from the assets of the Employer.

5.12	Expenses of Administration

All expenses that arise in connection with the administration of the Plan, including but not limited to the compensation of the Trustee, administrative expenses and proper charges and disbursements of the Trustee and compensation and other expenses and charges of any actuary, counsel, accountant, specialist, or other person who has been retained by the Employer or the Retirement Committee in connection with the administration thereof, shall be paid from the Funds of the Plan held by the Trustee under the trust agreement or insurance or annuity contract adopted for use in implementing the Plan to the extent not paid by the Employer.

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ARTICLE 6. MANAGEMENT OF FUNDS
6.1	Trustee

All the Funds of the Plan shall be held by a Trustee, or Trustees, appointed from time to time by the Retirement Committee under a Trust Agreement adopted, or as amended, by the Retirement Committee for use in providing the benefits of the Plan and paying its expenses not paid directly by the Employer. The Employer shall have no liability for the payment of benefits under the Plan or for the administration of the Funds paid over to the Trustee or Trustees.

6.2	Exclusive Benefit Rule

Except as otherwise provided in the Plan, no part of the corpus or income of the Funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Members and other persons entitled to benefits under the Plan, before the satisfaction of all liabilities with respect to them. No person shall have any interest in, or right to, any part of the earnings of the Funds of the Plan, or any interest in, or right to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.

6.3	Appointment of Investment Manager

Except as provided in this Section 6.3, the Trustee shall have the power and authority to manage and invest the assets of the trust. The Retirement Committee may, at its discretion, appoint one or more investment managers (within the meaning of Section 3(38) of ERISA) to manage (including the power to acquire and dispose of) all or part of the assets of the Plan, as the Retirement Committee shall designate. In that event, authority over and responsibility for the management of the assets so designated shall be the sole responsibility of that investment manager and shall relieve the Trustee of any responsibility therefor.

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ARTICLE 7. GENERAL PROVISIONS
7.1	Nonalienation and Qualified Domestic Relations Orders
(a)	Except as required by any applicable law or paragraphs (b) and (c) below, no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order which meets the following conditions:
(i)	creates for, or assigns to, an alternate payee the right to receive all or a portion of the Member’s benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that alternate payee;

(ii)	is made pursuant to a state domestic relations law;

(iii)	does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan; and

(iv)	otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a “qualified domestic relations order (QDRO),” as determined by the Retirement Committee.
In determining the benefit payable to the alternate payee, the portion of the Member’s benefit payable to the alternate payee at the date that benefits are scheduled to commence under the QDRO shall be actuarially adjusted to reflect the difference in ages between the Member and the alternate payee. The actuarial adjustment for this purpose, as well as for the purpose of determining the Equivalent Actuarial Value of a benefit commencing prior to the Member’s Normal Retirement Date, if applicable, shall be based on the interest rate and mortality table specified in the applicable Appendix for purposes of converting a life annuity to an optional form of annuity (other than a level income option) under the terms of the Plan in effect on the alternate payee’s Annuity Starting Date. Notwithstanding anything herein to the contrary, if the present value of any series of payments meeting the criteria set forth in clauses (i) through (iv) above amounts to $5,000 or less, a lump sum payment of Equivalent Actuarial Value, shall be made in lieu of the series of payments. Such Equivalent Actuarial Value shall be determined on the basis of the IRS Interest Rate and the IRS Mortality Table.

For purposes of the Plan, an “alternate payee” means a spouse, former spouse, child or dependent of a Member who is entitled, pursuant to a qualified domestic relations order and the provisions of this paragraph (a), to receive a payment of all or a portion of a Member’s Accrued Benefit under the Plan.

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(b)	A Member’s Pension under the Plan shall be offset by the amount the Member is required to pay to the Plan under the circumstances set forth in Section 401(a)(13)(C) of the Code.

(c)	A Member’s Pension under the Plan shall be distributed as required because of the enforcement of a federal tax levy made pursuant to Section 6331 of the Code or the collection by the United States on a judgment resulting from an unpaid tax assessment.
7.2	Conditions of Employment Not Affected by Plan

The establishment of the Plan shall not confer upon any Employee or other person any legal rights to a continuation of employment, nor shall it interfere with the rights of the Employer to discharge any Employee or to treat him without regard to the effect which that treatment might have upon him as a Member or potential Member of the Plan.

7.3	Facility of Payment

If the Retirement Committee shall find that a Member or other person entitled to a benefit is unable to care for his affairs because of illness or accident, or because he is a minor, the Retirement Committee may direct that any benefit due him (unless claim shall have been made for the benefit by a duly appointed legal representative) be paid to his Spouse, child, parent or other blood relative, or to a person with whom he resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.

7.4	Information

Each Member or other person entitled to a benefit, before any benefit shall be payable to him or on his account under the Plan, shall file with the Employer the information that it shall require to establish his rights and benefits under the Plan.

7.5	Construction
(a)	The Plan shall be construed, regulated and administered under ERISA, as in effect from time to time, and the laws of Georgia, except where ERISA controls.

(b)	The masculine pronoun shall include the feminine.

(c)	The titles and headings of the articles and sections in the Plan are for convenience only. In case of ambiguity or inconsistency, the text rather than the titles or headings shall control.

(d)	The Retirement Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board of Directors, to interpret the provisions and supervise the administration of the Plan, including the power to remedy possible ambiguities, inconsistencies or omissions. Such determinations shall be conclusive.

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7.6	Prevention of Escheat

If the Retirement Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, the Retirement Committee may, no earlier than three years from the date such payment is due, mail a notice of such due and owing payment to the last known address of such person as shown on the records of the Retirement Committee or the Employer. If such person has not made written claim for payment within three months of the date of the mailing, the Retirement Committee may, if it so elects and upon receiving advice from counsel to the Plan, direct that such payment and all remaining payments otherwise due such person be canceled on the records of the Plan and the amount thereof applied to reduce the contributions of the Employer. Upon such cancellation, the Plan shall have no further liability therefor except that, in the event such person or his beneficiary later notifies the Retirement Committee of his whereabouts and requests the payment or payments due to him under the Plan, the amount so applied shall be paid to him in accordance with the provisions of the Plan.

7.7	Electronic Transmission of Notices to Members

Notwithstanding any provision of the Plan to the contrary, any notice required to be distributed to Members, Beneficiaries, and alternate payees pursuant to the terms of the Plan may, at the direction of the Retirement Committee, be transmitted electronically to the extent permitted by, and in accordance with any procedures set forth in, applicable law and regulations.

7.8	Limitation on Benefits In the Event of a Liquidity Shortfall

Notwithstanding any provisions of the Plan to the contrary, in the event the Plan has a liquidity shortfall within the meaning of Section 401(a)(32) of the Code, the Trustee shall, as directed by the Employer, cease payment during the period of such liquidity shortfall of (a) any payment in excess of the monthly amount payable under a single life annuity (plus any social security supplements described in Section 411(a)(9) of the Code) to any Member or Beneficiary whose Annuity Starting Date occurs during such period, (b) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits, or (c) any other payment specified in regulations promulgated under Section 401(a)(32) of the Code.

7.9	Limitation Based on Funded Status of the Plan

Notwithstanding any provision of the Plan to the contrary, the following provisions shall apply as required by Section 436 of the Code effective for Plan Years beginning on or after January 1, 2010, except to the extent the exception under Section 436(d)(4) of the Code applies:
(a)	In the event the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 60 percent, benefit accruals shall cease during the period benefit accruals are restricted under the provisions of Section 436(e) of the Code. The benefit accruals that were not permitted to accrue pursuant to the application of the provisions of the preceding sentence shall be restored automatically as of the 436

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measurement date the limitations under Section 436(e) of the Code cease to apply, if (i) the continuous period of the limitation is 12 months or less, and (ii) the Plan’s enrolled actuary certifies that the adjusted funding target attainment percentage for the Plan would not be less than 60 percent taking into account the restored benefit accruals for the prior Plan Year.

(b)	In the event the Plan’s adjusted funding target attainment percentage for a Plan Year falls below the threshold defined under Section 436(d)(1) and/or (3) of the Code, the Trustee shall, as directed by the Retirement Committee, cease payment of any prohibited payment during the period specified in, and to the extent necessary to comply with the provisions of Section 436(d) of the Code.

(c)	In no event shall a prohibited payment be paid during any period the Employer is a debtor in a case under Title 11, United States Code, or similar federal or state law, to the extent necessary to comply with the provisions of Section 436(d)(2) of the Code.

(d)	In no event shall an amendment that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable become effective during the period such amendment would violate the provisions of Section 436(c) of the Code.

(e)	If an optional form of benefit that is otherwise available under the terms of the Plan is not available because of the application of Section 436(d)(1) or (2) of the Code, the Member or Beneficiary, as applicable, shall be eligible to elect another form of benefit available under the Plan or to defer payment to a later date (to the extent permitted under applicable qualification requirements).

(f)	If an optional form of benefit that is otherwise available under the terms of the Plan is not available because of the application of Section 436(d)(3) of the Code, a Member or Beneficiary, as applicable, shall be eligible to defer his entire payment to a later date (to the extent permitted under applicable qualification requirements) or to bifurcate the benefit into unrestricted and restricted portions. If a Member or Beneficiary elects to bifurcate the benefit, the Member or Beneficiary shall be eligible to elect, with respect to the unrestricted portion of the benefit, any optional form otherwise available under the Plan with respect to the Member’s or Beneficiary’s entire benefit and in such a case, if the Member or Beneficiary elects payment of the unrestricted portion of the benefit in the form of a prohibited payment, the Member or Beneficiary shall be eligible to elect to receive payment of the restricted portion of the benefit in any optional form of benefit under the Plan that is not a prohibited payment and that would have been permitted with respect to the Member’s or Beneficiary’s entire benefit.
For purposes of this Section, the terms “adjusted funding target attainment percentage,” “prohibited payment,” “unrestricted portion of the benefit,” and “restricted portion of the benefit” shall have the meanings given under Section 436 of the Code, the regulations thereunder, and any applicable Internal Revenue Service guidance.

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In the event that the provisions of this Section 7.9 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Section or any applicable part thereof shall be ineffective without the necessity of further amendments to the Plan.

7.10	Limitations on Unpredictable Contingent Event Benefit

Notwithstanding any provision of the Plan to the contrary, with respect to Plan Years beginning on or after January 1, 2010, if a Member or Beneficiary is entitled to an “unpredictable contingent event benefit” (as defined under Section 436(b) of the Code) with respect to any event occurring during any Plan Year, such unpredictable contingent event benefit shall not be provided to such Member or Beneficiary if the Plan’s adjusted funding target attainment percentage (as defined in Section 7.9) for such Plan Year is less than 60 percent or would be less than 60 percent taking into account such occurrence; provided, however, that such unpredictable contingent event benefit shall become payable if and when the Plan meets the exemption under Section 436(b)(2) of the Code.

In the event that the provisions of this Section 7.10 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Section or any applicable part thereof shall be ineffective without the necessity of further amendments to the Plan.

7.11	Revision of the Plan and Applicability of Plan Provisions

The provisions of the Plan as set forth herein are effective as of January 1, 2009, except that certain provisions shall have an earlier or later effective date as specifically set forth in the Plan, in the resolution adopting the amendment, or as follows:
1.	The amendment of Sections 2.3(b), 2.8(c)(i)(C), 3.3(d) and 8.1 shall be effective as of January 1, 2007.

2.	The amendment of Section 2.3 relating to the retroactive Annuity Starting Date shall be effective as of January 1, 2010.

3.	The amendment of Section 3.3(a)(viii) shall be effective as of January 1, 2002.

4.	The addition of the 75% Joint and Survivor Annuity option shall be effective as of January 1, 2009 with respect to Annuity Starting Dates on and after that date, if applicable.
Any questions concerning eligibility for and the amount of pension and any other right or limitation set forth herein which calls for a determination as to a time on or after January 1, 2009 shall be determined in accordance with the provisions of this Plan as may be amended and in effect from time to time, and any questions concerning such matters which call for a determination under the Plan as to a time prior to January 1, 2009 shall be determined in accordance with the provisions of the Plan effective as of the Member’s date of termination and taking into account any amendments effective retroactive to such date in accordance with the provisions of this Section or other provisions of the Plan, except as otherwise specifically provided in the Plan or as otherwise required by law.

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ARTICLE 8. AMENDMENT, MERGER AND TERMINATION
8.1	Amendment of Plan

The Board of Directors reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to amend in whole or in part any or all of the provisions of the Plan, and reserves the right to delegate this authority to an officer or officers of the Employer or to the Retirement Committee or a member of the Retirement Committee as it deems appropriate. However, no amendment shall make it possible for any part of the Funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan prior to the satisfaction of all liabilities with respect to such persons. No amendment shall be made which has the effect of decreasing the Accrued Benefit of any Member or of reducing the nonforfeitable percentage of the Accrued Benefit of a Member below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective. For purposes of this Section, a plan amendment that has the effect of (i) eliminating or reducing an early retirement benefit or retirement-type subsidy, or (ii) eliminating an optional form, with respect to benefits attributable to service before the amendment shall be treated as reducing accrued benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Member who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. Notwithstanding the preceding sentences, a Member’s accrued benefit, early retirement benefit, retirement-type subsidy, or optional form of payment may be reduced to the extent permitted under Section 412(c)(8) of the Code (for Plan Years beginning on or before December 31, 2007) or Section 412(d)(2) of the Code (for Plan Years beginning after December 31, 2007), or to the extent permitted under Section 1.411(d)-(3) and (4) of the U. S. Treasury Department regulations.

8.2	Merger or Consolidation

The Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated. The transactions referenced in this Section shall be carried out under the provisions of Section 414(l) of the Code.

8.3	Additional Participating Employers
(a)	If any company is now or becomes a subsidiary or associated company of the Employer, the Board of Directors may, at its discretion and upon appropriate action, include the employees of that company in the membership of the Plan upon appropriate action by that company necessary to adopt the Plan. In that event, or if any persons become Employees of the Employer or an Affiliated Employer as the result of merger or consolidation or as the result of acquisition of

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all or part of the assets or business of another company, the Board of Directors shall determine to what extent, if any, credit shall be granted for previous service with the subsidiary, associated or other company, but subject to the continued qualification of the Plan and trust under the Code.

(b)	Any subsidiary or associated company may terminate its participation in the Plan upon appropriate action by it, in which event the Funds of the Plan held on account of Members in the employ of that company shall be determined by the Retirement Committee and shall be applied as provided in Section 8.4 if the Plan should be terminated, or shall be segregated by the Trustee as a separate trust, pursuant to certification to the Trustee by the Retirement Committee, continuing the Plan as a separate plan for the employees of that company, under which the board of directors of that company shall succeed to all the powers and duties of the Board of Directors, including the appointment of the members of the Retirement Committee. Notwithstanding the above, the Board of Directors may refuse to approve such a termination of participation by a subsidiary or associated company if it determines that such action could jeopardize the qualified status of the Plan.
8.4	Termination of Plan

The Board of Directors may terminate the Plan for any reason at any time. In case of termination of the Plan, the rights of Members to the benefits accrued under the Plan to the date of the termination, to the extent then funded (or, if greater, protected by law), shall be nonforfeitable. The Funds of the Plan shall be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in Sections 4.2 and 5.12. However, any Funds not required to satisfy liabilities of the Plan for benefits, that arise out of any variation between actual requirements and expected actuarial requirements, shall be returned to the Employer. The Retirement Committee shall determine, on the basis of actuarial valuation, the share of the Funds of the Plan allocable to each person entitled to benefits under the Plan in accordance with Section 4044 of ERISA or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Plan, the provisions of this Section shall be applicable to the Members affected by that partial termination.

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IN WITNESS WHEREOF, the Graphic Packaging International, Inc. Retirement Committee has caused this Plan to be duly executed this ______ day of _______________, 2009.

ATTEST:	Graphic Packaging International, Inc. Retirement Committee
/s/ Lori J. Shapiro	By:	/s/ Daniel J. Blount
Assistant Secretary		Daniel J. Blount

	By:	/s/ Cindy Baerman
Cindy Baerman

	By:	/s/ Kevin R. Wolff
Kevin R. Wolff

(CORPORATE SEAL)

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CERTAIN HISTORICAL PROVISIONS
The purpose of this Section is to record, for historical purposes, certain provisions which are no longer applicable to active Members in the Plan as of January 1, 2008, the effective date of the Plan’s restatement.
A.	The following was included as part of the preamble to the Plan prior to the Plan’s restatement effective as of January 1, 2008:

ACX Technologies, Inc., a Colorado corporation (“ACX”), established the Plan effective December 28, 1992, for its eligible employees and the employees of its subsidiaries who adopt the Plan. At the same time, ACX entered into a related Trust to provide for the investment and management of the assets of the Plan.

Adolph Coors Company, a Colorado corporation (“ACCo”), maintains the Coors Retirement Plan (the “ACC Retirement Plan”) for its eligible employees and the eligible employees of its subsidiaries that adopt the ACC Retirement Plan. Any reference to the ACC Retirement Plan shall refer to such plan as in effect on December 27, 1992.

ACX was a wholly-owned subsidiary of ACCo. Pursuant to a Distribution Agreement dated as of October 5, 1992, ACCo distributed (the “Distribution”) all of the capital stock of ACX to the holders of the Class A and Class B common stock of ACCo. The Distribution occurred at the opening of business on December 28, 1992 (the “Distribution Date”).

In connection with the Distribution, ACX and ACCo entered into the Employee Benefits and Compensation Transition Agreement, dated as of December 18, 1992 (the “Benefits Agreement”), which provides for the transfer of assets and other transitional matters in connection with certain employee benefit plans including this Plan and the ACC Retirement Plan. Pursuant to the Benefits Agreement, ACX agreed that this Plan shall provide generally that, for purposes of credited service for vesting, eligibility for benefits, and benefit calculation, Members in this Plan shall be entitled to all of the credited service and earnings that they had earned under the ACC Retirement Plan as of the day prior to the Distribution Date. Under the terms of the Benefits Agreement, the trustee for the ACC Retirement Plan transferred to the trustee for this Plan assets of the ACC Retirement Plan equal to the portion of the fair market value of the assets in the ACC Retirement Plan determined by the ratio of the actuarial accrued liability for the individuals described in the next sentence as well as any Alternate Payees (as defined herein) and beneficiaries of the individuals listed in the next sentence on the date of the Distribution to the total actuarial accrued liability of the ACC Retirement Plan as of the Distribution Date. The individuals whose accrued benefits were transferred to this Plan include the following individuals as well as any Alternate Payees (as defined herein) and beneficiaries of such individuals: (a) individuals employed by ACX, Golden Technologies Company, Inc., Golden Aluminum Company, Graphic Packaging Corporation, MicroLithics Corporation, ZeaGen, Inc., Coors Porcelain Company, Alpha Optical Systems, Inc., Alumina Ceramics, Inc., Coors Ceramicon Design, Ltd., Coors

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Ceramics GmbH, Coors Technical Ceramics Company, Coors Wear Products, Inc., and Wilbanks International, Inc. (collectively, the “ACX Companies”) on December 28, 1992, and (b) individuals who were not employed by ACX, its subsidiaries, Adolph Coors Company or its subsidiaries on December 28, 1992, but whose last employer among such companies was an ACX Company.

CoorsTek, Inc. (formerly Coors Ceramics Company) was a participating employer in the Plan. Effective as of August 31, 1999, the Board of Directors of ACX spun off the assets and liabilities of the Plan (in accordance with Code § 414(l)) attributable to employees, terminated vested employees, and retirees of CoorsTek, Inc. (formerly Coors Porcelain Company), Alumina Ceramics, Inc., Coors Ceramicon Designs, Ltd. d/b/a Coors Tetraflour, Coors Technical Ceramics Company, Coors Wear Products, Inc., and Wilbanks International, Inc. into the Coors Ceramics Company Retirement Plan. ACX transferred sponsorship of the Coors Ceramics Company Retirement Plan to CoorsTek, Inc. effective as of September 1, 1999, and the plan was renamed the CoorsTek, Inc. Retirement Plan.

This restatement takes into account the action by the Board of Directors of the Plan Sponsor to spin off the assets and liabilities of the ACX Technologies, Inc. Retirement Plan attributable to employees, terminated vested employees, and retirees of CoorsTek, Inc. (formerly Coors Porcelain Company), Alumina Ceramics, Inc., Coors Ceramicon Designs, Ltd. d/b/a Coors Tetraflour, Coors Technical Ceramics Company, Coors Wear Products, Inc., Wilbanks International, Inc. into a new plan named the Coors Ceramics Company Retirement Plan effective as of August 31, 1999 (in accordance with § 414(l) of the Internal Revenue Code of 1986, as amended). Effective as of the date of the transfer of assets and liabilities from the Plan to the CoorsTek, Inc. Retirement Plan (formerly the Coors Ceramics Company Retirement Plan), no benefits will be payable under the Plan to any individual whose Accrued Benefit as of August 31, 1999 was transferred to the CoorsTek, Inc. Retirement Plan.

Effective January 1, 2000, the Universal Packaging Corporation Pension Plan (the “UPC Plan”) was merged into the Plan, and effective December 31, 2000, the Graphic Packaging FJ Retirement Plan was merged into the Plan.

B.	The following reflects a change in the name of the Employer and a change in the Board of Directors:

Employer means Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) prior to August 8, 2003, Graphic Packaging International, Inc. on and after August 8, 2003 and any successor by merger, purchase or otherwise with respect to its employees, or any other company participating in the Plan as provided in Section 8.3 with respect to its employees.

Board of Directors means (a) prior to March 10, 2008, the Board of Directors of the Plan Sponsor, and (b) on and after March 10, 2008, the Board of Directors of Graphic Packaging Holding Company.

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     Participating Employers. The following entities participated in the Plan:

Graphic Employers	Participation Date
Golden Technologies Company, Inc.	12/28/1992 through 12/31/2000
Golden Equities, Inc.	12/28/1992 through 12/31/1999
Graphic Packaging Folding Carton Sales, Inc.	1/1/1998 through 12/30/1999
Graphic Packaging Michigan, Inc.	8/2/1999 through 12/31/1999
Recycled Paperboard Mill, Inc.	8/2/1999 through 12/30/1999
Universal Packaging Corporation	1/1/2000 through 12/31/2000
Graphic Packaging Corporation of Virginia	1/1/2000 through 6/30/2000
CLM2, Inc.	12/28/92 through 12/31/1998
Chronopol, Inc.	12/28/92 through 12/31/1998
GTC Nutrition Company	12/28/92 through 6/30/1999
Golden International, Inc.
(formerly Photon Energy, Inc.)	12/28/92 through 12/31/1998
Graphic Packaging Corporation of Colorado, Inc.	1/1/98 through 12/31/1998
Graphic Packaging Flexible Sales, Inc.	1/1/98 through 6/30/1999
Graphic Packaging Tennessee, LP	1/1/98 through 6/30/1999
Graphic Packaging Corporation	12/28/1992 through 8/7/2003
Graphic Packaging International Corporation
(formerly ACX Technologies, Inc.)	12/28/1992 through 8/7/2003

Golden Aluminum Employers	Participation Date
Golden Aluminum Company	12/28/92 through 3/1/1997
GAC Aluminum Corporation
(formerly Golden Aluminum Company)	8/23/99 through 11/5/1999

Ceramics Employers	Participation Date
CoorsTek, Inc.
(formerly Coors Porcelain Company)	12/28/92 through 8/31/1999
Alumina Ceramics, Inc.	12/28/92 through 8/31/1999
Coors Technical Ceramics Company	12/28/92 through 8/31/1999
Coors Wear Products, Inc.	12/28/92 through 8/31/1999
Wilbanks International, Inc.	12/28/92through 8/31/1999
Coors Electronic Package Company	12/28/92 through 12/31/1998
Tetrafluor, Inc. On August 1, 1997, Coors Ceramicon Designs Ltd. (“Ceramicon”), a subsidiary of CoorsTek, Inc. (formerly Coors Porcelain Company), acquired the assets of Tetrafluor, Inc. (“Tetrafluor”). The employees of Tetrafluor who became employees of Ceramicon on August 1, 1997 and individuals who are hired on and after August 1, 1997 to work in the business performed by Tetrafluor shall not be eligible to participate in this Plan. Employees of ACX Technologies, Inc., the Plan Sponsor, or any other Affiliated Entity who are transferred to the business performed by Tetrafluor on and after August 1, 1997, shall continue to be eligible to participate in this Plan.

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Effective August 31, 1999, the assets and liabilities of the ACX Technologies, Inc. Retirement Plan attributable to employees, terminated vested employees, and retirees of Coors Porcelain Company, Alumina Ceramics, Inc., Coors Ceramicon Designs, Ltd. d/b/a Coors Tetrafluor (if any), Coors Technical Ceramics Company, Coors Wear Products, Inc., and Wilbanks International, Inc. were spun off into a new plan named the Coors Ceramics Company Retirement Plan. Effective August 31, 1999, no benefits will be payable to any individual whose Accrued Benefit as of August 31, 1999 was transferred to the CoorsTek, Inc. Retirement Plan (formerly the Coors Ceramics Company Retirement Plan).

The following provision reflects the historical changes to the Plan’s definition of Plan Year:

C.	Plan Year means the fiscal year of the Plan, which shall be the calendar year, except that the first Plan Year shall begin December 28, 1992 and end December 31, 1993, and for purposes of Title I of ERISA only, the first Plan Year shall begin December 28, 1992 and end December 31, 1992. Furthermore, the first Plan Year with respect to Appendices 2, 3, 4, 5, 6, 7, 8, and 9 shall be the period commencing August 2, 1999 and ending December 31, 1999.

D.	The following provisions reflect the Plan’s requirement for Member contributions under Appendix 1 prior to December 1, 1976: Member Contributions

No contributions shall be accepted from any Member on and after December 1, 1976. The ACC Retirement Plan provided for contributions by Members, prior to December 1, 1976. Member contributions (Accumulated Contributions) transferred to this Plan from the ACC Retirement Plan shall be held in a separate account for each Member who made such contributions fully vested at all times, shall be used to provide retirement benefits under Appendix 1 of this Plan or shall be payable as a minimum benefit to the Member or his beneficiary.

Graphic Packaging Retirement Plan Core Document 12-15-09	45

APPENDIX 1
ALL NONUNION EMPLOYEES
All Nonunion Employees
January 1, 2009

ARTICLE 1. DEFINITIONS	1

ARTICLE 2. SERVICE	8

2.1 Participation Service	8
2.2 Vesting Service	8
2.3 Benefit Service	8
2.4 Breaks in Service	9
2.5 Loss of Service	10
2.6 Credit for Periods of Military Service	10

ARTICLE 3. PARTICIPATION	11

3.1Participation — Required Service	11
3.2 Re-Employment	11

ARTICLE 4. TRANSFERS	12

4.1 Applicability of Transfer Provisions	12
4.2 Rules to Calculate Benefits	12

ARTICLE 5 BENEFITS	14

5.1 Normal Retirement Pension	14
5.2 Late Retirement Pension	15
5.3 Early Retirement Pension	15
5.4 Disability Benefit	16
5.5 Vested Pension	18
5.6 Surviving Spouse’s Pension	19

ARTICLE 6. FORMS OF PAYMENT	22

6.1 Automatic Form of Payment	22
6.2 Optional Forms of Pension	22
6.3 Commencement and Duration of Payments	24

SCHEDULE A	25

Special Provisions Applicable To Certain Participating Units, Locations, And Employee Groups Under This Appendix 1

SCHEDULE B	30

Certain Historical Provisions

SCHEDULE C	38

Historical Provisions Applicable To Certain Former Participating Employers
All Nonunion Employees
January 1, 2009

ARTICLE 1. DEFINITIONS
In addition to the definitions contained in the Core Document, the following words and phrases when used in this Appendix 1 shall have the following meanings, unless a different meaning is plainly required:
1.1	Average Final Salary means the annual Pensionable Earnings of a Member paid during the four consecutive Plan Years in the last 10 Plan Years of the Member’s Benefit Service affording the highest average, subject to the following rules:
(a)	If a period of layoff, approved medical leave or workers’ compensation leave is included in the last 10 Plan Years of a Member’s Benefit Service, Pensionable Earnings shall include, for that period, an amount based on Pensionable Earnings in effect for the calendar year prior to that period.

(b)	If a Member is entitled to Benefit Service on account of a period of service in the uniformed services of the United States, the Member shall be deemed to have earned Pensionable Earnings during the period of absence at the rate he would have received had he remained employed as an Eligible Employee for that period or, if such rate is not reasonably certain, on the basis of the Member’s rate of compensation during the 12-month period immediately preceding such period of absence (or if shorter, the period of employment immediately preceding such period).

(c)	In the case of an Employee who is rehired, the Employee’s annual Pensionable Earnings during the year in which termination occurred and the year in which rehire occurred shall not be included as one of the last 10 calendar years of the Member’s Benefit Service, unless such Pensionable Earnings are greater than the Pensionable Earnings in the calendar year preceding the year in which termination occurred.

(d)	If a Member completes less than four full Plan Years under the Plan, the Member’s Pensionable Earnings for the portion of a Plan Year worked will be increased by annualizing base pay and adding other amounts actually paid during that Plan Year that are included as Pensionable Earnings. The Member’s Pensionable Earnings will be annualized only for the initial year of employment if that results in four full Plan Years considered. Otherwise, the Member’s Pensionable Earnings in the final year of employment will also be annualized.

(e)	If using the Pensionable Earnings paid to a Member in his final, partial calendar year of employment would produce an Average Final Salary that is greater than the Average Final Salary otherwise calculated, then his final, partial calendar year of employment shall be added to his last 10 calendar years in calculating his Average Final Salary.

All Nonunion Employees January 1, 2009	1

Notwithstanding anything in this Section 1.1 to the contrary, with respect to Members who participated in the Universal Packaging Corporation Pension Plan prior to January 1, 2000, Average Final Salary shall only take into account Pensionable Earnings paid on and after January 1, 2000.
1.2	Benefit Service means the period of an Eligible Employee’s service considered in determining his Benefit Service as described in Article 2.
1.3	Break in Service means a period which constitutes a break in an Employee’s service as described in Section 2.4.
1.4	Covered Compensation means for any Member, the average of the taxable wage bases in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year in which the Member attains his Social Security Retirement Age. In determining a Member’s Covered Compensation for any Plan Year, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is made.
1.5	Disability or Disabled means a physical or mental condition rendering a Member totally and permanently disabled, as determined by eligibility for and receipt of disability benefits under the Employer’s long-term disability plan. To the extent required by law, and to the extent the Retirement Committee is ruling on a claim for disability benefits, the Plan will follow, with respect to that claim, claims procedures required by law for plans providing disability benefits.
1.6	Distribution Date means the opening of business on December 28, 1992. For purposes of this Plan, the opening of business shall be deemed to occur at 12:01 A.M. Mountain Standard Time on the Distribution Date.
1.7	Eligible Employee means, for purposes of this Appendix 1, an Employee of the Employer whose employment is not subject to the provisions of a collective bargaining agreement.
1.8	Equivalent Actuarial Value means a benefit having the same value as the benefit that such Equivalent Actuarial Value replaces. The Equivalent Actuarial Value shall be based on an annual interest rate of five percent per year, compounded annually, and the mortality table prescribed by Revenue Ruling 2001-62, unless otherwise specified below, or in another Section of this Appendix 1:
(a)	For purposes of calculating lump sum payments and a benefit payable in the form of a level income option under Section 6.2(g), the interest rate shall be the IRS Interest Rate and the mortality assumption shall be based on the IRS Mortality Table.

(b)	Notwithstanding the above, in no event shall the benefit in an annuity form of payment available on or after January 1, 2007 be less than under such annuity form of payment on the Annuity Starting Date based on the Member’s Accrued

All Nonunion Employees January 1, 2009	2

Benefit as of December 31, 2006 and based on the terms of the Plan in effect on December 31, 2006 (including the actuarial equivalent factors in effect on that date under this Appendix 1). Further, the present value of a lump sum payment or a benefit payable under a level income option under Section 6.2(g) with an Annuity Starting Date occurring during the period beginning January 1, 2010 and ending December 31, 2010, shall not be less than the present value determined using the interest rate prescribed under Section 417(e)(3)(C) of the Code for the second full calendar month preceding the applicable Stability Period.
1.9	Former Fort James Non-Union Employee means an individual who was employed by Fort James Corporation or an entity related to Fort James Corporation on August 1, 1999 and who became an Employee of the Employer or a subsidiary of the Employer on August 2, 1999 pursuant to the purchase of assets from Fort James Corporation and whose employment was not subject to a collective bargaining agreement.
1.10	Hour of Service means:
(a)	Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliated Employer. Hours of Service under this paragraph shall be credited to the Employee for the computation period or periods in which the duties are performed, regardless of when the Employee is paid for such duties.

(b)	Each hour for which an Employee is paid or entitled to payment by the Employer or an Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. Hours of Service under this paragraph shall be credited to the Employee for the computation period or periods in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates. Notwithstanding the preceding sentence, an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker’s compensation, unemployment compensation, or disability insurance laws.

(c)	Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Employer. Hours of Service under this paragraph shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. The same Hours of Service shall not be credited both under this paragraph and either paragraph (a) or paragraph (b).

All Nonunion Employees January 1, 2009	3

(d)	In the case of each Employee who is absent from work for any period by reason of a Parental Leave, the Plan shall treat as Hours of Service, solely for purposes of determining whether a one-year Break in Service has occurred, the following hours: (i) the Hours of Service that otherwise would normally have been credited to such Employee but for such absence, or (ii) in any case in which the Plan is unable to determine the hours described in clause (i), eight Hours of Service per day of such absence, provided, however, that the total number of hours treated as Hours of Service under this paragraph shall not exceed 501 Hours of Service. The hours described in this paragraph shall be treated as Hours of Service only in the year in which the absence from work begins, if an Employee would be prevented from incurring a one-year Break in Service in such year solely because the period of absence is treated as Hours of Service as provided in this paragraph, or in any other case, in the immediately following year. For purposes of this paragraph, the term “year” means the period used in computing a Break in Service. Notwithstanding the foregoing, the Retirement Committee may determine that no credit will be given pursuant to this paragraph unless the Employee furnishes to the Retirement Committee such timely information as the Retirement Committee may reasonably require to establish that the absence from work is for reasons referred to in the first sentence of this paragraph and the number of days for which there was such an absence.

(e)	In the event no Employer record exists for a period for which Hours of Service must be credited under the provisions of this Appendix 1, an Employee shall be credited with 190 Hours of Service for each calendar month in which he is entitled to be credited with one Hour of Service under the provisions of this Appendix 1.

(f)	For purposes of calculating the Hours of Service to be credited to periods during which no duties are performed and determining the computation periods to which hours shall be credited, the rules set forth in paragraphs (b) and (c) of Department of Labor Regulation § 2530.200b-2 are hereby incorporated by reference as though such provisions were fully set forth herein.
1.11	Leave of Absence means any absence authorized by the Employer or an Affiliated Employer pursuant to standard personnel practices, provided that all individuals in similar circumstances be treated alike in the granting of such Leaves of Absence, and provided further that the Member returns to active employment with the Employer or an Affiliated Employer (whether or not as an Eligible Employee), dies, or retires within the period specified in the authorized Leave of Absence.
1.12	Normal Retirement Age means an Employee’s 65th birthday.
1.13	Parental Leave means a period in which an Employee is absent from work immediately following active employment because of the Employee’s pregnancy, the birth of the Employee’s child, or the placement of a child with the Employee in connection with the adoption of that child by the Employee, or for purposes of caring for that child for a period beginning immediately following that birth or placement.

All Nonunion Employees January 1, 2009	4

1.14	Participation Service means the period of employment used in determining eligibility to participate in the Plan as described in Article 2.
1.15	Pensionable Earnings means:
(a)	On and After January 1, 2007. For periods of employment on and after January 1, 2007, Pensionable Earnings means the total cash remuneration paid to an Employee for services rendered to the Employer during the Plan Year, determined prior to any contributions made on the Employee’s behalf by the Employer to any plans maintained by the Employer pursuant to Section 125, 132(f) or 401(k) of the Code, and including remuneration for items such as overtime, commissions, annual bonuses, profit incentive bonuses and President’s awards; but excluding remuneration for items such as one-time bonuses, signing bonuses, all non-cash remuneration, living expenses, separation pay, the Employer’s cost for any public or private employee benefit plan, any remuneration received under the Employer’s Award for Special Merit Plan, and executive long-term cash incentive payments. If Pensionable Earnings is paid in foreign currency, they shall be taken at par of exchange on the date paid.

Unless specifically provided otherwise in this Appendix 1, Pensionable Earnings for a period of absence which is counted as Benefit Service shall be based on the Member’s Pensionable Earnings for the calendar year prior to the period of absence.

Pensionable Earnings shall include, for any period during which the Member is accruing Benefit Service under the provisions of Section 5.4, an amount based on the greater of:
(i)	Pensionable Earnings received in the calendar year prior to the calendar year in which the Member is placed on the Employer’s long-term disability plan, excluding Pensionable Earnings paid in lieu of vacation or holidays; or

(ii)	Pensionable Earnings, excluding Pensionable Earnings paid in lieu of vacation and holidays, for the calendar year in which the Member is placed on the Employer’s long-term disability plan, plus base compensation that would have been paid from the date the Member is placed on the Employer’s long-term disability plan through the end of that Plan Year.
(b)	Prior to January 1, 2007. For periods of employment prior to January 1, 2007, Pensionable Earnings means an Employee’s base pay plus any salary reduction contributions made on the Employee’s behalf by the Employer to any plans maintained by the Employer pursuant to Section 125 or 401(k) of the Code but excluding overtime, cash bonuses, and profit sharing pay. Pensionable Earnings shall not include amounts allocated and benefits paid under this Plan or any other

All Nonunion Employees January 1, 2009	5

pension or profit sharing plan maintained by the Employer (other than salary reduction contributions pursuant to Sections 125 and 401(k) of the Code).

(c)	Compensation shall be subject to the annual compensation limitation set forth in Section 3.1 of the Core Document.
1.16	Period of Severance means the period of time commencing on the Severance Date and ending on the date on which the Employee next performs an Hour of Service for the Employer or an Affiliated Employer. An Employee will incur a one-year Period of Severance for each twelve months in his Period of Severance and a fractional year for each Period of Severance of fewer than twelve months.
1.17	Qualified Joint and Survivor Annuity means an annuity which is of Equivalent Actuarial Value to a Pension payable as a single life annuity and which is payable for the life of the Member with the provision that after the Member’s death, a Pension equal to 50% of the amount payable to the Member shall continue to be paid monthly during the life of, and to, the Spouse to whom the Member was married on the earlier of his date of death or his Annuity Starting Date.
1.18	Reemployment Commencement Date means the first date following a Period of Severance that is not required to be taken into account under this Plan, on which the Employee performs an Hour of Service for the Employer or an Affiliated Employer.
1.19	Retirement Date means a Member’s Normal, Late, or Early Retirement Date, whichever is applicable, as follows:
(a)	Normal Retirement Date means the first day of the calendar month coincident with or next following the date a Member attains age 65.

(b)	Late Retirement Date means, in the case of a Member who continues in service after attaining his Normal Retirement Date, the first day of the calendar month next following the date of actual retirement.

(c)	Early Retirement Date means the first day of the calendar month next following the date a Member shall retire after the Member has attained age 55 and has completed 10 or more years of Vesting Service. If a Member who has completed at least 10 years of Vesting Service attains age 55 on the first day of the month, such Member may elect to retire on the day prior to the date that the Member attains age 55 and commence receiving benefit payments as of the date that the Member attains age 55.
1.20	Severance Date means the first to occur of (a) the date on which an Employee resigns, retires, is discharged, or dies, or (b) the last day of a Leave of Absence or, if later, the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Employer or an Affiliated Employer for any reason other than resignation, retirement, or discharge, such as vacation, holiday, sickness, leave of absence or layoff; provided however, that if the Employee is absent from service for more than one year because of a Parental Leave, the Severance Date shall be the second

All Nonunion Employees January 1, 2009	6

anniversary of the first date of a period in which the Employee remains absent from service (with or without pay) with the Employer or an Affiliated Employer on account of such Parental Leave. Notwithstanding the foregoing, the period between the first and second anniversaries of the first day of absence from work on account of a Parental Leave is neither included in Vesting Service or Benefit Service nor treated as a Period of Severance.

1.21	Vesting Service means the period of an Eligible Employee’s service considered in determining his Vesting Service as described in Article 2.

All Nonunion Employees January 1, 2009	7

ARTICLE 2. SERVICE
2.1	Participation Service

An Employee shall be credited with one year of Participation Service for a twelve consecutive month period commencing on the date the Employee first performs an Hour of Service during which he receives credit for at least 1,000 Hours of Service or for a Plan Year in which the Employee receives credit for at least 1,000 Hours of Service. The first Plan Year used for this purpose shall be the Plan Year that contains the first anniversary of the date the Employee first performed an Hour of Service. The Participation Service for an Employee who terminates employment with the Employer and all Affiliated Employers, incurs a Break in Service, and is subsequently reemployed by the Employer or an Affiliated Employer shall be determined based on the date the Employee first performs an Hour of Service upon reemployment and shall include Participation Service earned prior to such Break in Service which is not lost pursuant to Section 2.5.

2.2	Vesting Service

An Employee’s Vesting Service shall commence on the day the Employee first performs an Hour of Service (as defined in Section 1.10(a)) upon initial employment or reemployment and shall end on the Employee’s Severance Date. Vesting Service shall include the entire period of a Leave of Absence or while on layoff up to one year. In addition, if an Employee’s employment is terminated and he is later reemployed within one year, the period between his Severance Date and the date of his reemployment shall be included in his Vesting Service.

The period during which an Employee is accruing Benefit Service under the provisions of Section 5.4 shall be included in the Employee’s Vesting Service.

An Employee’s Vesting Service shall be subject to the special provisions set forth in Schedule A.

2.3	Benefit Service

Benefit Service shall mean a period of employment with the Employer rendered as an Eligible Employee beginning on the date the Employee first completes an Hour of Service and ending on the Employee’s Severance Date, subject to the following provisions of this Section 2.3.
(a)	Benefit Service shall include:
(i)	Any period of absence from active service with the Employer due to service in the uniformed services of the United States if he returns to the service of the Employer having applied to return while his reemployment rights are protected by law and provided such period of service is required to be recognized under applicable law.

All Nonunion Employees January 1, 2009	8

(ii)	Any period during which an Employee is on an approved Leave of Absence, including a parental leave as described in Section 1.10(d) and layoff, up to one year.

(iii)	In the case of an Employee who meets the requirements for a Disability Benefit under Section 5.4, the period of service recognized as Benefit Service under the provisions of Section 5.4.

(iv)	An Employee shall be credited with one year of Benefit Service for each full 12 month period of Benefit Service and a fractional year of Benefit Service for a period of less than 12 months.

(v)	Any period between a Severance Date and a reemployment date which is included in Vesting Service as provided in Section 2.2.

(vi)	Any period included under the provisions of Schedule A.
(b)	Benefit Service shall not include:
(i)	Any period in which an Employee is not an Eligible Employee.

(ii)	Any period excluded under the provisions of Section 2.5, 3.2 or 4.2(g).

(iii)	Any period excluded under the provisions of Schedule A.
2.4	Breaks in Service
(a)	Vesting Service and Benefit Service. An Employee shall incur a one year Break in Service for each one year Period of Severance. However, if an Employee’s employment is terminated because of a Parental Leave prior to the first anniversary of his last day worked, a Break in Service shall occur only if the Employee is not reemployed or does not return to active service within two years of his Severance Date; and provided further that the first 12 months following his Severance Date shall not be considered in determining the number of consecutive one year Breaks in Service in applying the provisions of Section 2.5.

(b)	Participation Service. An Employee shall incur a one year Break in Service for each Plan Year in which the Employee does not complete at least one Hour of Service. The first Plan Year used for this purpose is the Plan Year immediately following the Plan Year in which he first performed an Hour of Service for the Employer or an Affiliated Employer.

(c)	Prior Breaks in Service. Breaks in Service for periods prior to December 28, 1992 shall be determined under the provisions of the ACC Retirement Plan as in effect at the time the Break in Service occurred.

All Nonunion Employees January 1, 2009	9

2.5	Loss of Service
(a)	Vesting Service and Benefit Service. An Employee who is not vested in any part of his Accrued Benefit and who incurs a Period of Severance shall lose credit for all Vesting Service and Benefit Service earned prior to his Severance Date if the number of consecutive one year Breaks in Service is greater than five.

(b)	Participation Service. A Member who is not vested in any part of his Accrued Benefit and incurs at least five consecutive one year Breaks in Service shall lose credit for Participation Service earned prior to the Break in Service.

(c)	Cash Outs. A Member who, following his termination of employment, receives his entire Accrued Benefit in one lump sum shall have his Benefit Service, upon which such lump sum was based, restored if he is subsequently reemployed by the Employer or an Affiliated Employer, provided that his retirement benefit payable upon his subsequent termination of employment shall be reduced by an amount of Equivalent Actuarial Value to the lump sum payment he received upon his prior termination of employment.
2.6	Credit for Periods of Military Service

Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

All Nonunion Employees January 1, 2009	10

ARTICLE 3. PARTICIPATION
3.1	Participation — Required Service

Each Employee shall become a Member on the first day of the month coincident with or next following the later of (a) the completion of one year of Participation Service or (b) the date the Employee becomes an Eligible Employee.

Notwithstanding the foregoing or any provision of the Plan to the contrary, this Appendix 1 is closed to new Members on and after January 1, 2008, except that an Eligible Employee of Graphic Packaging International, Inc. on December 31, 2007 who was not then a Member because he had not yet met the service requirement for eligibility to participate in the Plan will remain eligible to become a Member upon completion of the service requirement as set forth in the preceding paragraph provided that he remains continuously employed as an Eligible Employee until the date he becomes a Member.

3.2	Re-Employment

If, prior to becoming a Member, an Employee ceases to be an Eligible Employee or incurs a Break in Service of at least one year, the Employee shall, upon again becoming an Eligible Employee, become a Member following the completion of the participation requirements under Section 3.1.

A Member who ceases to be an Eligible Employee shall, upon again becoming an Eligible Employee, immediately become a Member if the Member had previously completed the participation requirements under Section 3.1 and his Participation Service is not lost under the provisions of Section 2.5(b).

Notwithstanding the preceding paragraphs of this Section, any employee who incurs a termination of service either before, or on or after January 1, 2008 and is rehired as an employee by the Employer on or after January 1, 2008 shall be ineligible to again become an active Member and shall be ineligible to receive future accruals under the terms of the Plan on and after his date of reemployment. Following his date of reemployment, the Accrued Benefit of such a Member shall be determined on the basis of his Average Final Salary, Covered Compensation and Benefit Service determined as of his prior termination of employment and under the benefit formula in effect on that date. Further any employee who becomes an Eligible Employee on or after January 1, 2008 on account of a transfer of employment to a position as an Eligible Employee shall be ineligible to become a Member under this Appendix 1.

All Nonunion Employees	11
January 1, 2009

ARTICLE 4. TRANSFERS
4.1	Applicability of Transfer Provisions

Anything contained herein to the contrary notwithstanding, the provisions of this Article 4 shall apply to any person who:
(a)	ceases to be an Eligible Employee but remains in the employ of the Employer or an Affiliated Employer as an employee,

(b)	becomes an Eligible Employee subsequent to having been in the employ of the Employer or an Affiliated Employer as an employee,

(c)	ceases to be an Eligible Employee of this Appendix 1 and becomes an Eligible Employee under another Appendix of the Plan,

(d)	ceases to be an Eligible Employee of another Appendix of the Plan and becomes an Eligible Employee under this Appendix 1,

(e)	ceases to be an Eligible Employee and becomes a Leased Employee, or

(f)	ceases to be a Leased Employee and becomes an Eligible Employee.
4.2	Rules to Calculate Benefits
(a)	Participation Service and Vesting Service. Participation Service and Vesting Service shall include all such service which was rendered while the person was an employee to the same extent that it would have been if the service had been rendered as an Eligible Employee, subject to the provisions of paragraph (f), if applicable.

(b)	Benefit Service. Benefit Service for purposes of computing a Member’s Accrued Benefit shall include only that Benefit Service rendered while an Eligible Employee of this Appendix 1, unless specifically provided otherwise in this Appendix 1.

(c)	Compensation and Covered Compensation. Compensation shall only include Compensation earned while the person was employed as an Eligible Employee. Covered Compensation shall be determined at the time the person ceases to be an Eligible Employee.

(d)	Retirement or Termination While an Eligible Employee. The Pension payable with respect to a person who retires or terminates while an Eligible Employee under this Appendix 1 shall be determined in accordance with the benefit formula and other provisions of this Appendix 1 as in effect on his date of retirement or other termination of employment.

All Nonunion Employees	12
January 1, 2009

(e)	Retirement or Termination as Other Than an Eligible Employee. The Pension payable with respect to a person who retires or terminates his employment with the Employer and all Affiliated Employers subsequent to the satisfaction of the eligibility requirements for a Pension under this Appendix 1 but who is not an Eligible Employee on his date of retirement or other termination of employment shall be determined in accordance with the benefit formula and other provisions of this Appendix 1 as in effect on the date he ceased to be an Eligible Employee, unless the Plan specifically provides otherwise.

(f)	Application of Different Service Computation Methods. If an employee becomes an Eligible Employee under this Appendix 1 after having been an Eligible Employee under another Appendix of the Plan and as a result of his transfer, the methodology for computing his Vesting Service and/or Benefit Service is changed from the computation period method under the other Appendix to the elapsed time method under this Appendix 1, the rules described in Section 1.410(a)-7(f) of the U. S. Treasury Department regulations shall be applied in determining the Vesting Service and/or Benefit Service to be credited to the Eligible Employee to the extent such application would result in a greater benefit to the Member.

(g)	Transfers to Eligible Employee Status on or After January 1, 2008. Notwithstanding the preceding provisions of this Section 4.2 or any other provision of the Plan to the contrary, in the event an employee becomes an Eligible Employee under the circumstances described in Section 4.1(b), (d) or (f) above on or after January 1, 2008, such employee shall be ineligible to become a Member of this Appendix 1 and shall not be entitled to accrue any benefit under this Appendix 1.

All Nonunion Employees	13
January 1, 2009

ARTICLE 5. BENEFITS
5.1	Normal Retirement Pension
(a)	Eligibility. Every Member who attains his Normal Retirement Age while in the active service of the Employer or an Affiliated Employer shall be fully vested in his normal retirement Pension. A Member may retire from service on a normal retirement Pension beginning on his Normal Retirement Date, or he may remain in service in which event the provisions of Section 5.2 shall be applicable.

(b)	Commencement. The normal retirement Pension shall commence effective as of the Member’s Normal Retirement Date unless the Member elects to postpone the commencement of his Pension until the first day of any later month. However, in no event shall a Member’s Pension commence later than his Required Beginning Date. Pension checks are issued at the end of each month for which payment is due.

(c)	Amount. Subject to the provisions of Section 6.1(b), the annual amount of the normal retirement Pension payable upon retirement on the Member’s Normal Retirement Date shall be equal to the sum of (i) and (ii) but not less than the greater of either (iii) or (iv):
(i)	0.90% of Average Final Salary up to Covered Compensation plus 1.40% of Average Final Salary in excess of Covered Compensation multiplied by Benefit Service up to 35 years.

(ii)	1.20% of Average Final Salary multiplied by Benefit Service in excess of 35 years.

(iii)	The Member’s Accrued Benefit determined as of December 31, 2006 under the provisions of the Plan then in effect.

(iv)	Solely with respect to a Member who completes at least one Hour of Service on or after September 30, 2007: $1,200, less the annual normal retirement Pension provided under any other Appendix in this Plan (except Appendix 10) and any other qualified defined benefit retirement plans sponsored by the Employer.
However, the annual normal retirement Pension shall never be less than the greatest annual amount of reduced early retirement Pension which the Member could have received under Section 5.3 before his Normal Retirement Date, except to the extent permitted by law.

In the event a Member retires on his Normal Retirement Date but defers payment to a later date under the provisions of paragraph (b) above, the Member’s Pension payable upon the later commencement date shall be of Equivalent Actuarial Value to the Pension otherwise payable as of his Normal Retirement Date.

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5.2	Late Retirement Pension
(a)	Eligibility. In the event a Member remains in service after his Normal Retirement Date, no Pension shall be payable during such continuance in service, subject to the provisions of Section 2.5(b) of the Core Document. Upon retirement on a Late Retirement Date, such Member shall be eligible to receive a monthly late retirement Pension.

(b)	Commencement. The late retirement Pension shall commence effective as of the Member’s Late Retirement Date unless the Member elects to postpone the commencement of his Pension until the first day of any later month. However, in no event shall the Member’s Pension commence later than his Required Beginning Date. Pension checks are issued at the end of each month for which payment is due.

(c)	Amount. Subject to the following provisions of this paragraph (c) and Section 6.1(b), the Member’s late retirement Pension shall be an immediate Pension beginning on the Member’s Late Retirement Date and shall be equal to (i) the amount determined in accordance with Section 5.1 based on the Member’s Benefit Service, Average Final Salary and Covered Compensation as of his Late Retirement Date, or, if greater, (ii) an amount of Equivalent Actuarial Value to the Pension to which the Member would have been entitled under Section 5.1 if he had retired on his Normal Retirement Date, recomputed as of the first day of each subsequent Plan Year (and as of his actual Late Retirement Date) as if each such date were the Member’s Late Retirement Date. In the event a Member retires on a Late Retirement Date but defers payment to a later date under the provisions of paragraph (b) above, the Member’s Pension payable upon the later commencement date shall be of Equivalent Actuarial Value to the Pension otherwise payable as of his Late Retirement Date.
5.3	Early Retirement Pension
(a)	Eligibility. A Member who terminates employment with the Employer and all Affiliated Employers on or after his 55th birthday and before his Normal Retirement Date and is credited with at least 10 years of Vesting Service shall be entitled to receive an early retirement Pension.

(b)	Commencement. The early retirement Pension shall be a deferred Pension commencing as of the Member’s Normal Retirement Date. However, the Member may elect to receive a reduced early retirement Pension effective as of the first day of any earlier month following the Member’s termination of employment, provided that an election of an early payment date shall be subject to the notice and timing requirements set forth in Section 2.3 of the Core Document. Alternatively, the Member may elect to postpone commencement of his early retirement Pension to the first day of any month following his Normal Retirement Date, but in no event later than his Required Beginning Date. Pension checks are issued at the end of each month for which payment is due.

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(c)	Amount. Subject to the provisions of Section 6.1(b), the monthly amount of the Member’s early retirement Pension payable as of his Normal Retirement Date shall be equal to his Accrued Benefit determined as of the date of the Member’s retirement. In the event the Member elects to defer commencement of his early retirement Pension beyond his Normal Retirement Date, the Member’s Pension shall be of Equivalent Actuarial Value to the Pension otherwise payable as of his Normal Retirement Date. In the event a Member elects to commence payment prior to his Normal Retirement Date, the Member’s Pension payable as of the earlier commencement date shall be equal to his Accrued Benefit reduced by 5/12 of 1% for each month by which the commencement date of the Member’s early retirement Pension precedes his Normal Retirement Date; provided, however, if the Member shall have 25 years of Vesting Service at his date of retirement, the Member’s early retirement Pension shall be equal to the deferred Pension reduced by 5/12 of 1% for each month by which the commencement date of the Member’s early retirement Pension precedes the first day of the calendar month coincident with or immediately following the Member’s 62nd birthday. Notwithstanding the foregoing, in no event shall the Member’s early retirement Pension commencing prior to his Normal Retirement Date be less than the Pension to which the Member would have been entitled under this Section based on his Accrued Benefit as of December 31, 2006 and payable at the earlier commencement date under the terms of the Plan as in effect on December 31, 2006.
5.4	Disability Benefit
(a)	Eligibility. A Member who terminates from employment with the Employer and all Affiliated Employers as an Eligible Employee on account of Disability shall be entitled to benefits as provided in this Section. A Member must file an application requesting a determination of Disability with the Retirement Committee prior to the Eligible Employee’s termination of employment.

(b)	Commencement and Duration. In the event the Member remains Disabled until his Normal Retirement Date, he shall be entitled to a Pension payable in monthly installments commencing as of his Normal Retirement Date or as of such later date as of which the Member ceases to accrue Benefit Service under the provisions of paragraph (c) below. If the Member’s Disability ceases prior to the Member’s Normal Retirement Date, the Member’s entitlement to benefits under this Plan shall be determined as provided under paragraph (c) below. A Member may also elect to postpone commencement of his Pension in accordance with the provisions of Section 5.1(b). However, payment shall commence no later than the Member’s Required Beginning Date.

(c)	Amount. The amount of the Pension payable to a Member entitled to benefits under this Section shall be determined by (i) considering Benefit Service as if the Member’s Benefit Service continued uninterrupted to the earlier of the date the Member’s Disability ceases or the Member’s Normal Retirement Date, provided, however, if the Member becomes Disabled after attaining age 60, the Member shall be entitled to accrue Benefit Service for a period of five years provided he

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remains Disabled during that period, (ii) using the benefit formula in effect on the date the Member ceases to accrue Benefit Service under clause (i); and (iii) using Covered Compensation frozen as of the date the Member became Disabled (determined under the terms of the Plan and applicable law as in effect on that date).

However, in no event shall a Member’s Pension payable under this Section on or after January 1, 2007 be less than the benefit the Member had accrued under the provisions of this Section as of December 31, 2006 under the terms of the Plan then in effect.

In the event a Member who becomes Disabled after age 60 ceases to be eligible for payments under the Employer’s long term disability plan on account of age, the Retirement Committee shall determine the Member’s continued disability for the period of time during which he may accrue Benefit Service under (i) above, based on such medical evidence as the Retirement Committee shall require in accordance with such uniform rules as it shall adopt and by applying the same definition of disability as contained under the Employer’s long term disability plan. In the event such Member continues to accrue Benefit Service after his Required Beginning Date, his Pension shall be recomputed as of the end of each Plan Year following his Required Beginning Date (and as of the date he ceases benefit accruals) to reflect additional accruals. The Member’s recomputed Pension shall be reduced by the Equivalent Actuarial Value of the total payments of his Pension paid prior to such recomputation to arrive at his Pension payable following the recomputation (provided no reduction shall reduce a Member’s Pension below the amount of Pension payable to the Member prior to the recomputation).

If the Member’s Disability ceases before the Member’s Normal Retirement Date, the Member shall cease to accrue any further benefits under this Section as of the date he ceases to be Disabled and his Pension shall be determined under Section 5.3 or 5.5, as applicable, but based on Covered Compensation frozen as of the date the Member became Disabled (determined under the terms of the Plan and applicable law as in effect on that date), and including the Benefit Service the Member accrued during the period the Member was receiving benefits under the Employer’s long-term disability plan or, if applicable, would be receiving benefits but for a long-term disability plan age-based limitation on benefits which is different than the age-based limitation described in the preceding paragraph.

However, in no event shall the benefit of a Member who recovers from a Disability and returns to active employment as an Eligible Employee be less than the Pension computed as of the date of the Member’s Disability (or as of December 31, 2006, if applicable).

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(d)	Election of Benefit Commencement In Lieu of Continued Accruals. Notwithstanding the preceding provisions of this Section 5.4, if a Member who is accruing Benefit Service under the provisions of this Section meets the requirements to commence payment of a Pension under the provisions of Section 5.1, 5.2, 5.3 or 5.5 (including Vesting Service credited under this Section) as of the day before the Member’s Annuity Starting Date, the Member may elect to cease further benefit accruals under the preceding provisions of this Section 5.4 and, in lieu thereof, elect to commence payment of a Pension under the provisions of Section 5.1, 5.2, 5.3 or 5.5. The amount of the Pension for a Member who elects to commence payments under this paragraph shall be determined using Covered Compensation frozen as of the date the Member became Disabled (determined under the terms of the Plan and applicable law as in effect on that date) and on the basis of the Member’s Average Final Salary and Benefit Service as of the date the Member ceases to accrue further accruals under this Section. The Member’s early retirement Pension or vested Pension shall be reduced to reflect its commencement prior to the Member’s Normal Retirement Date in accordance with the provisions of Section 5.3 or 5.5, as applicable. In the event payment commences after the Member’s Normal Retirement Date, the Member’s Pension shall be determined in accordance with the provisions of Section 5.2.
5.5	Vested Pension
(a)	Eligibility. A Member who terminates from the Employer and all Affiliated Employers for reasons other than retirement or death prior to age 65, and has five or more years of Vesting Service prior to his termination date, shall be eligible for a vested Pension.

(b)	Commencement. The vested Pension shall be an unreduced deferred Pension beginning as of the Member’s Normal Retirement Date. However, a Member may elect to receive a reduced vested Pension effective as of the first day of any earlier month coincident with or following the date he attains age 55, provided that an election of an early payment date shall be subject to the notice and timing requirements set forth in Section 2.3 of the Core Document. Alternatively, a Member may elect to postpone commencement of his vested Pension to the first day of any month following his Normal Retirement Date, but not later than his Required Beginning Date. Pension checks are issued at the end of each month for which payment is due.

(c)	Amount. Subject to Section 6.1(b), the amount of a Member’s vested Pension payable as of his Normal Retirement Date shall be equal to his Accrued Benefit determined as of the date of the Member’s termination of employment. If the vested Pension commences after the Member’s Normal Retirement Date, the Pension shall be of Equivalent Actuarial Value to the Pension otherwise payable at the Member’s Normal Retirement Date. If payment of the vested Pension commences before the Member’s Normal Retirement Date, the Member’s vested Pension shall be the Accrued Benefit multiplied by the appropriate factor from the following schedule:

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Age Pension	Percent
Commences	Payable*
55 56 57 58 59 60 61 62 63 64	39 42 46 50 55 61 67 74 81 90
Notwithstanding the foregoing, in no event shall the Member’s vested Pension commencing prior to his Normal Retirement Date be less than the benefit to which the Member would have been entitled under this Section based on his Accrued Benefit as of December 31, 2006 and payable at the earlier commencement date under the terms of the Plan as in effect on December 31, 2006.
5.6	Surviving Spouse’s Pension
(a)	Eligibility. The surviving Spouse of a married Member shall be eligible for a surviving Spouse’s Pension if such married Member dies before his Annuity Starting Date:
(i)	In active service after he has completed the requirements for a normal retirement Pension under Section 5.1; a late retirement Pension under Section 5.2; or an early retirement Pension under Section 5.3; or

(ii)	After retiring with entitlement to a normal retirement Pension under Section 5.1; a late retirement Pension under Section 5.2; or an early retirement Pension under Section 5.3; or

(iii)	Either in active service or after terminating service on or after January 1, 1976, but in either event with entitlement to a vested Pension under Section 5.5; or

(iv)	While accruing benefits under the provisions of Section 5.4.
(b)	Commencement. Payment of the surviving Spouse’s Pension to the Spouse shall commence effective as of the Member’s Normal Retirement Date or as of the first day of the month coincident with or next following his date of death, if later. Notwithstanding the foregoing, the surviving Spouse may elect to commence payment of the surviving Spouse’s Pension effective as of the first day of any

*	When the age at commencement is other than full years, the factors in the above schedule shall be interpolated to four decimal places to take into account the number of full months.

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earlier month coincident with or following the earliest date the Member could have elected to commence benefit payments or the first day of any month coincident with or following his date of death, if later, or the surviving Spouse may elect to defer payments up to the first day of any month following the Member’s Normal Retirement Date, but not later than the end of the calendar year in which the deceased Member would have attained age 70 1/2. Pension checks are issued at the end of each month for which payment is due.

(c)	Amount. The amount of the monthly surviving Spouse’s Pension payable to the Member’s Spouse shall be equal to the Pension that would have been payable to the Member’s Spouse if the Member had elected to have his Pension commence in the form of a Qualified Joint and Survivor Annuity on his Normal Retirement Date or upon his date of death, if later.

However, if within the 90-day period prior to his Annuity Starting Date a Member has elected an optional form of payment which provides for monthly payments to his Spouse for life in an amount equal to at least 50 percent but not more than 100 percent of the monthly amount payable under the option for the life of the Member and such option is of Equivalent Actuarial Value to the Qualified Joint and Survivor Annuity, such optional form of payment shall be used for computing the surviving Spouse’s Pension instead of the Qualified Joint and Survivor Annuity. Further, a Member who dies after qualifying for an early, normal or late retirement Pension shall be deemed to have elected a Qualified Joint and 100% Survivor Annuity and the amount of the survivor annuity calculated under this paragraph shall be calculated on that basis.

In any case in which the surviving Spouse’s Pension commences (in accordance with paragraph (b) above) prior to the Member’s Normal Retirement Date, the amount of the surviving Spouse’s Pension shall be adjusted to reflect a reduction for early commencement equivalent to the reduction that would have been applied in determining the amount of the Member’s Pension under the provisions of Section 5.3 or 5.5, as applicable, had the Member begun to receive his Pension as of such commencement date. If a Member who is covered under this Appendix 1 dies after he has reached his 55th birthday and completed at least 25 years of Vesting Service, the Pension payable to his surviving Spouse shall be increased if the Spouse postpones payment beyond the date the Member would have attained age 62. The Spouse’s Pension otherwise payable at the date the Member would have attained age 62 shall be increased by 0.25% per month for every month that the postponed commencement date follows the first day of the month after the Member would have attained his 62nd birthday up to the Member’s Normal Retirement Date.

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In any case in which the surviving Spouse elects to defer commencement after the Member’s Normal Retirement Date, the surviving Spouse’s Pension shall be of Equivalent Actuarial Value to the benefit otherwise payable to the Spouse at the later of the Member’s Normal Retirement Date (taking into account the adjustment provided for in the preceding paragraph, if applicable) or the earliest date the Spouse was eligible to commence payment.

If the Member’s death occurred while he was accruing benefits under Section 5.4, the surviving Spouse’s Pension: (i) shall be based on the Member’s Accrued Benefit at his date of death determined by using Covered Compensation as of the date the Member became Disabled, and Average Final Salary and Benefit Service as of his date of death including the period during which the Member was accruing Benefit Service under Section 5.4, and, if applicable, (ii) shall be reduced for early commencement based on the reduction that would apply if the Member’s Pension had commenced on the commencement date elected by the Spouse.

In the event a Member dies on or after January 1, 2007, while in qualified military service and while his reemployment rights are protected under law, the surviving Spouse’s Pension shall be calculated based on the assumption that the Member had returned to active employment and then terminated employment on account of his or her death. However, in determining the amount of the surviving Spouse’s Pension, the Member’s Accrued Benefit shall be determined at the date the Member entered military service and no Pensionable Earnings or Benefit Service shall be imputed for the period of military service.

(d)	Small Lump Sum Payment. Notwithstanding the preceding provisions of this Section, a lump sum payment of Equivalent Actuarial Value shall be paid to the Spouse in lieu of the monthly Pension if the present value of the Spouse’s Pension payable as of the Member’s Normal Retirement Date or date of death, if later, amounts to $5,000 or less. The lump sum payment shall be made as soon as practicable following the Member’s date of death. In no event shall a lump sum payment be made following the date Pension payments have commenced to the Spouse as an annuity.

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ARTICLE 6. FORMS OF PAYMENT
6.1	Automatic Form of Payment
(a)	Unmarried Member. If a Member is not married on his Annuity Starting Date, the monthly Pension shall be payable as a single life annuity for the Member’s lifetime, unless the Member has elected an optional form of benefit as provided in Section 6.2.

(b)	Married Member. If a Member is married on his Annuity Starting Date, the monthly Pension shall be payable as a Qualified Joint and Survivor Annuity, unless the Member has elected an optional form of benefit as provided in Section 6.2.

(c)	Cash-Outs. Notwithstanding any provision of the Plan to the contrary, if the Equivalent Actuarial Value of the Pension payable to a Member from the Plan determined as of his Normal Retirement Date or actual termination of employment, if later, is $5,000 or less, such Pension shall be paid in a lump sum which is the Equivalent Actuarial Value of such Pension. The lump sum payment shall be made as soon as administratively practicable following the Member’s Severance Date, provided the Member’s Pension has not commenced in the form of an annuity. In the event a Member is not entitled to any Pension upon his Severance Date, he shall be deemed cashed out as of the date he terminates employment and shall forfeit any benefit under the Plan. However, in the event a Member described in the preceding sentence is subsequently reemployed, his benefit shall be eligible for reinstatement under the provisions of Section 2.5.
6.2	Optional Forms of Pension

Subject to the provisions of Section 2.3 of the Core Document, a Member may elect to convert the Pension otherwise payable to him into an optional Pension of Equivalent Actuarial Value, as provided in one of the options named below:
(a)	Option 1 — Single Life Annuity

A monthly Pension shall be paid during the life of the Member with no Pension payable after his death.

(b)	Option 2 — 100% Joint and Survivor Annuity

A reduced monthly Pension shall be paid during the life of the Member and after his death, 100% of such reduced monthly Pension shall be continued during the life of and shall be paid to the Member’s Beneficiary.

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(c)	Option 3 — 75% Joint and Survivor Annuity

A reduced monthly Pension shall be paid during the life of the Member and after his death, a monthly payment equal to 75% of such reduced monthly Pension shall be continued during the life of and shall be paid to the Member’s Beneficiary.

(d)	Option 4 — 50% Joint and Survivor Annuity

A reduced monthly Pension shall be paid during the life of the Member and after his death, a monthly payment equal to 50% of such reduced monthly Pension shall be continued during the life of and shall be paid to the Member’s Beneficiary.

(e)	Option 5 — 25% Joint and Survivor Annuity

A reduced monthly Pension shall be paid during the life of the Member and after his death, a monthly payment equal to 25% of such reduced monthly Pension shall be continued during the life of and shall be paid to the Member’s Beneficiary.

(f)	Option 6 — 10 Years Certain and Life Annuity

A monthly Pension shall be paid during the life of the Member and payments shall be guaranteed to be made for a minimum period of 10 years. In the event of the death of the Member after the Annuity Starting Date, but before the Member’s receipt of monthly Pension payments for 10 years, the remainder of such payments shall be made to the Member’s Beneficiary, or in the absence of a surviving Beneficiary, the residual value of the remaining payments shall be paid to the Member’s estate in one lump sum.

If the designated Beneficiary should die after receiving at least one payment, and if further payments are due after the death of the designated Beneficiary, the further payments shall be made to any person(s) designated by the Member as an alternate Beneficiary or, in the absence of an alternate surviving Beneficiary, the residual value of the remaining payments shall be paid to the estate of the last surviving Beneficiary in one lump sum.

The residual value shall be determined on the basis of an interest rate of 120 percent of the mid-term Applicable Federal Rate for the first month of the applicable Plan Year, compounded annually.

(g)	Option 7 — Level Income Option

Under the level income option, a Member who retires when eligible for an early retirement Pension or terminates employment with eligibility for a vested Pension and whose Annuity Starting Date precedes the Member’s 62nd birthday may elect to receive a retirement Pension of Equivalent Actuarial Value beginning as of the

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Member’s Annuity Starting Date and continuing to the first day of the month in which the Member’s death occurs. Payments will be made monthly at one rate until a Member becomes eligible for a primary Social Security benefit (age 62) (the “changeover date”), and at a lower rate thereafter.

The difference between the amount payable before and after the changeover date will approximate the old age benefit estimated by the Retirement Committee to be payable to the Member under the Social Security Act on the changeover date, as if payment of such benefit were to begin on the changeover date. Unless the Member provides the Retirement Committee with documentation of the Member’s salary history, the old age benefit will be estimated in accordance with uniform, nondiscriminatory rules based on the following assumptions: (A) the Member continued to receive earnings between the date of his termination of employment with the Employer and the Member’s changeover date in an amount equal to the full calendar year pay immediately prior to his termination of employment, and (B) the Member’s earnings before the full calendar year immediately prior to his termination of employment will be projected backward by applying a salary scale which equals the change in national average wages from year to year as determined by the Social Security Administration.

If a Member dies after Pension payments have commenced, any payments continuing to be made to a Beneficiary shall be distributed at least as rapidly as under the method of distribution being used as of the Member’s date of death.
6.3	Commencement and Duration of Payments

The first monthly payment of a Pension to a Member shall be made on or about the last business day of the month in which the Member’s Annuity Starting Date occurs. Subsequent monthly payments shall be made on or about the last business day of each subsequent month during the Member’s lifetime. The last monthly payment to the Member shall be made on or about the last business day of the month in which the Member dies (unless an earlier termination date is provided under the optional form of payment elected by the Member).

In the event payments are due to a surviving Spouse or other Beneficiary following the Member’s death under the form of payment then in effect, the first payment due the surviving Spouse or other Beneficiary shall be made on or about the last business day of the month following the calendar month in which the Member died. Subsequent monthly payments shall be made on or about the last business day of each month during the Spouse’s or Beneficiary’s lifetime (or during the remaining period certain, if applicable). The last monthly payment shall be made on or about the last business day of the month in which the Spouse or Beneficiary dies (or, if earlier, upon the expiration of the period certain, if applicable).

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SCHEDULE A
SPECIAL PROVISIONS APPLICABLE TO CERTAIN PARTICIPATING UNITS,
LOCATIONS, AND EMPLOYEE GROUPS UNDER THIS APPENDIX 1

Effective Date	Members Covered	Special Provisions
December 28, 1992	An individual who was an Employee of ACX Technologies, Inc. (“ACX”) or a subsidiary of ACX on December 27, 1992	An affected Employee shall receive credit under this Plan for all service performed for ACCo, and compensation paid by ACCo, prior to December 28, 1992 and credited under the terms of the ACC Retirement Plan, as provided in this Schedule. Credit for such service and compensation shall be given under this Plan for purposes of participation, vesting, benefit accrual, and all other purposes of the Plan including, but not limited to, eligibility for the Rule of 90, the Rule of 85 (applicable to Golden Aluminum) and any other retirement subsidies that are conditioned on the Employee’s service and compensation. Service credit for periods prior to December 28, 1992, including Breaks in Service and loss of service, and credit for compensation shall be determined according to the provisions of the ACC Retirement Plan in effect at the time the service was rendered, the Employee was absent from service, or the compensation was earned. An individual who terminates employment with ACCo either before, on, or after December 28, 1992 and who becomes an Employee on or after December 28, 1992 shall not receive credit for any purpose of this Plan for any service with or compensation paid by ACCo.

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Effective Date	Members Covered	Special Provisions
March 19, 1996	On March 19, 1996, Coors Technical Ceramics Company, a subsidiary of Coors Porcelain Company and an Affiliated Employer that has adopted the Plan, acquired all of the assets of The HB Company. Affected Employees are those employees of The HB Company who became employees of Coors Technical Ceramics Company on March 19, 1996 (“HB Employees”)	An affected Employee shall receive credit for Participation Service for all service performed for The HB Company and its affiliates. All HB Employees who are credited with at least one year of Participation Service, based on the preceding sentence, became eligible to participate under this Appendix on March 19, 1996.

For purposes of calculating Vesting Service and Benefit Service, the HB Employees’ service commences March 19, 1996. For purposes of calculating Pensionable Earnings, the HB Employees’ compensation commences March 19, 1996.

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January 1, 2009

Effective Date	Members Covered	Special Provisions
August 2, 1999	Former Fort James Non-Union Employees	The affected Employee shall receive Vesting Service for the Employee’s period of vesting service with Fort James Corporation and any entity related to Fort James Corporation (under Section 414(b), (c) or (m) of the Code) to the extent such service would be counted as Vesting Service had Fort James Corporation and any such related entity been a participating Employer during the period such service was rendered.

The affected Employee shall not receive credit for Benefit Service for any period of employment with Fort James or any entity related to Fort James except an affected Employee who was a participant in the Pension Plan for Active Marathon Hourly Employees and whose accrued benefit was transferred to the Plan from the Fort James Retirement Plan shall receive credit for his period of employment with Fort James Corporation and any entity related to Fort James Corporation (under Section 414(b), (c) or (m) of the Code) to the extent such service would be counted as Benefit Service had Fort James Corporation and any such related entity been a participating Employer during the period such service was rendered.

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January 1, 2009

Effective Date	Members Covered	Special Provisions
January 1, 2000	Employees who were previously a participant in the Universal Packaging Corporation Pension Plan prior to January 1, 2000	The affected Employee shall receive Vesting Service for the Employee’s period of vesting service with Universal Packaging Corporation prior to January 1, 2000.

The affected Employee shall not receive credit for Benefit Service or compensation for any period of employment with Universal Packaging Corporation prior to January 1, 2000.

January 1, 2000	Participants who were employed by Gravure Richmond (Gravure Packaging Inc. prior to April 18, 1996 and Graphic Packaging Corporation of Virginia on and after April 18, 1996) prior to January 1, 2000	The affected Employee shall receive Vesting Service for the Employee’s period of vesting service with Gravure Richmond prior to January 1, 2000.

The affected Employee shall not receive credit for Benefit Service or compensation for any period of employment with Gravure Richmond prior to January 1, 2000.

March 6, 2003	On March 6, 2003, the Employer acquired all of the assets of J. D. Cahill Co., Inc. (“Cahill”). Affected Employees are those employees of Cahill who became employees of the Employer on March 6, 2003.	The affected Employees shall receive credit for Participation Service and Vesting Service for all service performed for Cahill and its affiliates. All affected Employees who are credited with at least one year of Participation Service, based on the preceding sentence, became eligible to participate in this Plan on March 6, 2003. For purposes of calculating Benefit Service and Pensionable Earnings, the affected Employee’s service and compensation commences March 6, 2003.

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January 1, 2009

Effective Date	Members Covered	Special Provisions
August 8, 2003	Employees with service with Riverwood International Corporation prior to August 8, 2003	In no event shall any period of employment rendered prior to August 8, 2003 with Riverwood International Corporation be taken into account for purposes of calculating an Employee’s Vesting Service except to the extent such inclusion is required by applicable law.

December 31, 2004	Five legacy Graphic Packaging executives whose employment contracts as of December 31, 2004 entitle them to participate in all retirement plans applicable to similarly situated executives of the Employer.	The Accrued Benefit of affected Employees shall be frozen as of December 31, 2004. The affected employees are: Michael Doss David Scheible Jeffrey Coors Dwight Kennedy Donald Sturdivant

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January 1, 2009

SCHEDULE B
CERTAIN HISTORICAL PROVISIONS
The purpose of this Section is to record, for historical purposes, certain provisions which are no longer applicable to active Members in the Plan as of January 1, 2009, the effective date of the Plan’s restatement, or which have minimal application.
ARTICLE 1 — DEFINITIONS
A.	Accumulated Contributions means a Member’s mandatory contributions, made prior to December 1, 1976, together with interest compounded annually from the last day of the Plan Year during which the contributions were made to the date of calculation at the following rates:
2% to December 1, 1959,

3% from December 1, 1959 to December 1, 1968,

4% from December 1, 1968 to December 1, 1976,

5% thereafter, or such other rate as may be required by applicable regulations.
B.	Actuarial Equivalent means a benefit having the same value as the benefit that such Actuarial Equivalent replaces. The determination of an Actuarial Equivalent shall be based on the following actuarial assumptions and methods:
(a)	Prior to June 1, 1998. The term “Actuarial Equivalent” shall be based on the actuarial assumptions set forth below, for the single sum payments and optional forms of retirement benefits payable under the Plan.
(i)	Interest Assumptions: 10 1/2% interest, compounded annually. Provided, however, in no event will the interest assumption used for purposes of calculating a single sum payment be greater than the interest rate that would be used by the Pension Benefit Guaranty Corporation for determining such sum for a terminating nonmultiemployer pension plan as of the beginning of the Plan Year in which such payment is to be made.

(ii)	Mortality Assumptions: The Unisex Pension Mortality Table of 1984, for Employees and the Unisex Pension Mortality Table of 1984 using a four-year setback for contingent Beneficiaries.
(b)	On and After June 1, 1998 (Lump sum distributions): Effective for determinations of single sum payments on and after June 1, 1998, the term “Actuarial Equivalent” shall be based on the following actuarial assumptions:

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January 1, 2009

(i)	Interest Assumption: the annual rate of interest on 30 year Treasury securities specified by the Commissioner of Internal Revenue for the month of November preceding the Plan Year in which the Annuity Starting Date occurs.

(ii)	Mortality Assumption: the 1983 Group Annuity Mortality Table, as modified by Revenue Ruling 95-6.
However, notwithstanding the foregoing, no single sum payment shall be less than the single sum payment calculated using a 10 1/2% interest rate and the mortality assumption set forth in (a), based on the Participant’s benefits accrued through May 31, 1998 and based on the Participant’s age at the Annuity Starting Date. Calculations for optional forms of retirement benefits shall be made using the actuarial assumptions in (a).

(c)	On and after January 1, 2007 and prior to January 1, 2009 (non-Code Section 417(e) forms of payment): Effective for determinations of forms of payment not subject to Code Section 417(e) on and after January 1, 2007, the term “Actuarial Equivalent” shall be based on the following actuarial assumptions:
(i)	Interest Assumption: 5% interest, compounded annually.

(ii)	Mortality Assumption: The mortality table prescribed in IRS revenue Ruling 2001-62.
C.	Average Monthly Compensation means the highest average monthly Compensation that can be obtained by averaging a Participant’s monthly Compensation over any 36 consecutive months of the final 120 months of his service. Months in which the Participant received no Compensation shall be ignored in determining the 36-consecutive month period or the 120-consecutive month period so that any gap in consecutive months of compensated service caused by such lack of Compensation is bridged.

With respect to individuals who were Participants on the Distribution Date, the 36-month and 120-month periods shall include periods prior to the Distribution Date for which Compensation was paid to the Participant by ACCo for services rendered to ACCo. With respect to individuals who terminate employment with ACCo and become Employees on or after the Distribution Date, the 36-month and 120-month periods shall not include periods prior to the Distribution Date.

Notwithstanding anything in this Section 1.11 to the contrary, with respect to Participants who participated in the Universal Packaging Corporation Pension Plan prior to January 1, 2000, Average Monthly Compensation shall only take into account Compensation paid on and after January 1, 2000.

Average Monthly Compensation shall be calculated in the following manner. The 36 consecutive months shall be divided into three 12-consecutive month periods, beginning with the first month of the 36-consecutive month period. Compensation taken into account for each 12-consecutive month period shall be limited to the annual

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January 1, 2009

compensation limit, provided that this limitation shall not reduce any benefit accrued as of December 31, 1988. Compensation (reduced if necessary pursuant to the preceding sentence) for the three 12-consecutive month periods shall be averaged. The average shall then be divided by twelve to yield Average Monthly Compensation.

D.	Compensation means:
(c)	Benefit Compensation. For purposes of calculating the benefit under this Plan for a Participant who is not employed by CoorsTek, Inc. and its subsidiaries, Compensation means an Employee’s base pay plus any salary reduction contributions made on the Employee’s behalf by the Company to any plans maintained by the Company pursuant to Code §§ 125 or 401(k) but excluding overtime, cash bonuses, and profit sharing pay. Compensation shall not include amounts allocated and benefits paid under this Plan or any other pension or profit sharing plan maintained by the Company (other than salary reduction contributions pursuant to Code §§ 125 and 401(k)). For purposes of calculating the benefit under this Plan for a Participant who is employed by CoorsTek, Inc. and its subsidiaries, Compensation means an Employee’s base pay plus overtime and any salary reduction contributions made on the Employee’s behalf by the Company to any plans maintained by the Company pursuant to Code §§ 125 or 401(k) but excluding cash bonuses and profit sharing pay. Compensation shall not include amounts allocated and benefits paid under this Plan or any other pension or profit sharing plan maintained by the Company (other than salary reduction contributions pursuant to Code §§ 125 and 401(k)).
(d)	Prior Compensation. Compensation shall include all amounts treated as compensation under the ACC Retirement Plan for periods prior to the Distribution Date for those individuals who became Participants on the Distribution Date. Amounts treated as compensation for periods prior to the Distribution Date shall be disregarded for individuals who terminate employment with ACCo and become Employees on and after the Distribution Date.
ARTICLE 2- SERVICE
A.	Vesting Service and Benefit Service. An Employee who is not vested in any part of his Accrued Benefit and who incurs a Period of Severance shall lose credit for all Vesting Service and Benefit Service earned prior to his Severance Date if the number of consecutive one year Breaks in Service is greater than the greater of (i) the number of years of Vesting Service or Benefit Service, respectively, or (ii) five.

B.	Participation Service. A Member who is not vested in any part of his Accrued Benefit and incurs at least five consecutive one year Breaks in Service shall lose credit for Participation Service earned prior to the Break in Service if the number of consecutive one year Breaks in Service is equal to or greater than the number of years of Participation Service prior to the Break in Service in which the Member completed at least one Hour of Service.

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January 1, 2009

ARTICLE 5- BENEFITS
A.	Normal Retirement Pension
I.	Monthly Benefit For Employees Who are Former Fort James Non-Union Employees. Effective August 2, 1999 with respect to Former Fort James Non-Union Employees, the monthly normal retirement benefit shall be the total of the following:
(i)	1% of Average Monthly Compensation times years of Benefit Service; plus

(ii)	0.50% of Average Monthly Compensation in excess of Covered Compensation times years of Benefit Service.
II.	Monthly Benefit for Employees Who are Not Former Fort James Employees. With respect to Employees who are not Former Fort James Employees, the monthly normal retirement benefit shall be the total of the following:
(i)	Effective for Plan Years beginning prior to January 1, 2000, for Participants employed by a Graphic Employer who are not Former Fort James Employees:
(A)	1.25% of Average Monthly Compensation times years of Benefit Service earned prior to January 1, 2000, up to 30 years; plus

(B)	0.50% of Average Monthly Compensation in excess of Covered Compensation times years of Benefit Service earned prior to January 1, 2000, up to 30 years; plus

(C)	0.50% of Average Monthly Compensation times years of Benefit Service earned prior to January 1, 2000, in excess of 30 years.
(ii)	Effective for Plan Years beginning on and after January 1, 2000, for Participants employed by a Graphic Employer who are not Former Fort James Employees:
(A)	The Participant’s monthly accrued benefit determined under Section 5.1(e)(i) as of December 31, 1999, plus

(B)	1% of Average Monthly Compensation times years of Benefit Service earned on and after January 1, 2000; plus

(C)	0.50% of Average Monthly Compensation in excess of Covered Compensation times years of Benefit Service earned on and after January 1, 2000.

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January 1, 2009

B.	Early Retirement Pension
I.	Rule of 90. A Participant, other than a Former Fort James Employee, who terminates employment on or after his 55th birthday, and whose age and years of Vesting Service equal at least 90 on the date employment terminates shall be entitled to receive an early retirement benefit; provided however, that periods of Vesting Service credited while the Participant is receiving payments under the Company’s long-term disability plan shall not be included in determining whether the Participant has satisfied the requirements of the Rule of 90. Effective January 1, 2000, a Participant who is employed by a Graphic Employer shall be eligible for the Rule of 90 treatment for any purpose under the Plan only with respect to the Participant’s monthly accrued benefit determined under Section 5.1(e)(i) as of December 31, 1999.

II.	Reduction for Early Commencement of Payments for Former Fort James Non-Union Employees.
(i)	If a Participant who is a Former Fort James Non-Union Employee and who satisfies the requirements for an early retirement benefit and is at least age 60 when benefit payments commence, the early retirement benefit shall be reduced permanently by 0.25% for each month by which the date benefit payments commence precedes the Participant’s 65th birthday.

(ii)	If a Participant who is a Former Fort James Non-Union Employee and who satisfies the requirements for an early retirement benefit is less than age 60 when benefit payments commence, the retirement benefit shall be reduced permanently by:
(A)	0.58333% for each month by which the date benefit payments commence precedes the Participant’s 60th birthday, and

(B)	0.25% for each month by which the Participant’s 60th birthday precedes the Participant’s 65th birthday.
III.	Reduction for Early Commencement of Payments for Employees of an Employer Other than a Golden Aluminum Employer.
(i)	If a Participant who is not a Former Fort James Employee and is not employed by a Golden Aluminum Employer and who satisfies the requirements of the Rule of 90 is at least age 60 when benefit payments commence, the retirement benefit shall not be reduced.

(ii)	If a Participant who is not a Former Fort James Employee and is not employed by a Golden Aluminum Employer and who satisfies the requirements of the Rule of 90 is younger than age 60 when benefit payments commence, the retirement benefit shall be reduced permanently

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January 1, 2009

by 0.58333% for each month by which the date benefit payments commence precedes the Participant’s 60th birthday.

(iii)	If a Participant who is not a Former Fort James Employee and is not employed by a Golden Aluminum Employer and who satisfies the requirements for an early retirement benefit but not the requirements of the Rule of 90 and who is at least age 60 when benefit payments commence, the early retirement benefit shall be reduced permanently by 0.25% for each month by which the date benefit payments commence precedes the earlier of (A) the Participant’s 65th birthday or (B) the date the Participant would have satisfied the requirements of the Rule of 90 (based on service at the time of termination of employment and actual age), whichever is applicable.

(iv)	If a Participant who is not a Former Fort James Employee and is not employed by a Golden Aluminum Employer and who satisfies the requirements for an early retirement benefit but not the requirements of the Rule of 90 is less than age 60 when benefit payments commence, the retirement benefit shall be reduced permanently by
(A)	0.58333% for each month by which the date benefit payments commence precedes the Participant’s 60th birthday, and

(B)	0.25% for each month by which the Participant’s 60th birthday precedes the earlier of (A) the Participant’s 65th birthday of (B) the date the Participant would have satisfied the requirements of the Rule of 90 (based on service at the time of termination of employment and actual age), whichever is applicable.I
IV.	Early Commencement Reductions for Death Benefits.

If a Member dies prior to the Member’s Annuity Starting Date after terminating employment, the amount otherwise payable (and already reduced pursuant to Section I or II above) to the Member’s Beneficiary shall be further reduced by 0.1% for each year between the Former Member’s termination of employment and the earlier of his 55th birthday or date of death (but not more than 1.0%), and 0.5% for each year thereafter until payments commence (but not more than 2.5%). The total reduction shall not exceed 3.5%, with a pro rata reduction for fractional years. If the Spouse to whom the Member was married at termination of employment dies or is divorced from the Member and the Member remarries, the reductions applied to the benefit of the new Spouse shall be include the entire period beginning with the Member’s termination of employment.
C.	Disability Benefit

An individual who was a participant in the ACC Retirement Plan, who was employed by a former subsidiary of ACC that became a subsidiary of the Employer on October 5, 1992, and whose employment terminated after December 31, 1984 and before December

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January 1, 2009

28, 1992 on account of Disability shall be entitled to a disability retirement benefit under this Plan if the Member is Disabled on his Normal Retirement Date.

D.	Death Benefits
I.	Withdrawal of Accumulated Contributions by Surviving Spouse. If a Member dies before his Annuity Starting Date, and his surviving Spouse is entitled to receive a death benefit, then notwithstanding any provision of Section 5.6, the surviving Spouse may elect to withdraw all of the Member’s Accumulated Contributions in a lump sum. If, at the time the Spouse elects to receive the Accumulated Contributions under this paragraph, the Spouse is not otherwise entitled to commence payment of the surviving Spouse’s benefit under Section 5.6, the Spouse may receive the Accumulated Contributions in the form of a life annuity of Equivalent Actuarial Value to the lump sum payment. The death benefit otherwise payable shall be reduced by the benefit attributable to the withdrawn Accumulated Contributions in accordance with Code § 411(c)(2) and the applicable Treasury Regulations.
II.	Minimum Death Benefit Attributable to Accumulated Contributions. If no other death benefit is payable under this Plan, the minimum death benefit is equal to the Member’s Accumulated Contributions, which shall be paid to the Member’s Beneficiary not later than 60 days after the close of the Plan Year in which the Member dies. If the Member and his Beneficiary die before the full amount of Accumulated Contributions has been paid, and if no other death benefit is payable to a contingent Beneficiary, the remaining Accumulated Contributions shall be paid to the Member’s contingent Beneficiary or, if there is none, to the Member’s estate in a single sum not later than 60 days after the close of the Plan Year in which the Member dies.
E.	Protection of Accrued Benefits Under ACC Retirement Plan

Nothing contained in this Plan shall decrease a Participant’s accrued benefit under the ACC Retirement Plan as of the day before the Distribution Date. Each Employee who was an Employee of ACX or an ACX subsidiary on the day before the Distribution Date and had an accrued benefit under the ACC Retirement Plan as of the day before the Distribution Date shall have an Accrued Benefit under this Plan that is the greater of (a) the Accrued Benefit determined under the provisions of this Plan on the relevant determination date or (b) the accrued benefit under the ACC Retirement Plan as of the day before the Distribution Date. Each Participant who had an Accrued Benefit under the ACC Retirement Plan as of the day before the Distribution Date, shall be entitled to all of the subsidies and forms of benefit that are protected by Code § 411(d)(6) with respect to the Participant’s benefit under the ACC Retirement Plan.

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January 1, 2009

ARTICLE 6 — FORM OF PAYMENT
A.	Election Irrevocable; Exception for Hardship. Notwithstanding any provision of the Plan to the contrary, the following provisions shall apply with respect to Appendix 1:
(a)	Election Irrevocable. After the Annuity Starting Date, all elections of optional payment forms and beneficiary designations shall be irrevocable except as provided in subsection (b) below. If a designated beneficiary dies after the Annuity Starting Date or if a Member who is receiving a joint and survivor benefit is divorced after the Annuity Starting Date, any death benefit payable shall be paid to the beneficiary designated as of the Annuity Starting Date.
(b)	Notwithstanding subsection (a), if a Member who has begun receiving payments can demonstrate “financial need” as described in subsection (c) below may elect, with spousal consent that satisfies the requirements of subsection 7.2(b), to receive the Actuarial Equivalent of the remainder of the retirement benefit in a lump sum.
(c)	Only the following circumstances shall constitute “financial need”:
(i)	Medical expenses incurred by the Member, his Spouse, or dependents that are not reimbursed by insurance or otherwise;

(ii)	Prevention of foreclosure or eviction from the Member’s principal residence; or

(iii)	Prevention of bankruptcy (either Chapter 7 or Chapter 13 of the United States Bankruptcy Code) of the Member.
A Member wishing to receive a lump sum must submit a notarized statement to the Committee including the Member’s name and social security number, a description of the nature of the financial need, and an affirmation that the financial need cannot be satisfied from any other source or by liquidating the Member’s other assets (to the extent that such liquidation would not itself cause a hardship) and any other information and documentation that the Committee may require.

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January 1, 2009

SCHEDULE C
HISTORICAL PROVISIONS APPLICABLE TO CERTAIN FORMER
PARTICIPATING EMPLOYERS
A.	Special Provisions Applicable To Former Golden Aluminum Employees
1.	Service Credit Provisions

Effective as of 12:01 a.m., March 1, 1997, M.D.T., ACX sold all of the issued and outstanding stock of its wholly owned subsidiary, Golden Technologies, Inc. (“GAC”), to Crown Cork & Seal Company, Inc. (“Crown”). The purchase price is to be paid in two parts. Approximately 14% of the purchase price was paid at the closing on February 28, 1997. The remaining 86% (the “Deferred Payment”) will be paid no later than March 1, 1999 unless Crown earlier exercises its right (the “Stock Put Right”) to put the stock of GAC back to ACX. Crown’s right to put the GAC stock back to ACX expired on March 1, 1999. The period from March 1, 1997 to the first to occur of (a) the date the Deferred Payment is paid, (b) the date the Stock Put Right is exercised, and (c) August 23, 1999 shall be referred to as the “Option Period.”

Crediting of Service During Option Period. During the Option Period, the individuals who were employed on February 28, 1997 and on March 1, 1997, in Covered Employment by GAC or a subsidiary of GAC that is transferred to Crown in the transaction described in the preceding sentence (the “GAC Employees”) shall receive credit under the Plan for all service with GAC during the Option Period for purposes of participation, vesting, benefit accrual, eligibility for the Rule of 85, and all other purposes of the Plan. In addition, compensation paid to the GAC Employees by GAC or Crown for services rendered to GAC during the Option Period shall be included in the determination of their Benefit Compensation and Average Monthly Compensation.

If the Option Period ends on account of the payment of the Deferred Payment, the GAC Employees shall receive no further credit for service or compensation and shall be treated as deferred vested Members if they have then satisfied the requirements of the Plan for a deferred vested Pension.

If the Option Period ends on account of the exercise of the Stock Put Right, GAC Employees who are employed by GAC on the date the Stock Put Right is exercised, shall continue participating in this Plan according to its terms and conditions.

2.	Special Vesting Rule for Employees at San Antonio Mill. A Member (1) whose employment was terminated as a result of the reduction in force at the San Antonio mill of Golden Aluminum, Inc. in June 1996 and (2) who would have been credited with five years of Vesting Service had the Member’s employment

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January 1, 2009

continued until December 31, 1996 shall be fully vested in his retirement benefit and shall be eligible to receive a Deferred Vested Benefit.
3.	Normal Retirement Pension for Members Employed by a Golden Aluminum Employer.

The monthly normal retirement Pension for employees who are not Former Fort James Employees shall be the total of the following:
I.	Effective for Plan Years beginning prior to January 1, 2000, for Members employed by a Golden Aluminum Employer:
(A)	1.25% of Average Monthly Compensation times years of Benefit Service up to 25 years; plus

(B)	0.50% of Average Monthly Compensation in excess of Covered Compensation, times years of Benefit Service up to 25 years; plus

(C)	0.50% of Average Monthly Compensation times years of Benefit Service in excess of 25 years.
After November 5, 1999, there are no Golden Aluminum Employers participating in the Plan; therefore, no benefits shall accrue under this Section after November 5, 1999.
II.	Effective for Plan Years beginning on and after January 1, 2000, for Members employed by a Golden Aluminum Employer:
(A)	The Member’s monthly accrued benefit determined the formula applicable to Golden Aluminum Company as of December 31, 1999, plus

(B)	1% of Average Monthly Compensation times years of Benefit Service earned on and after January 1, 2000; plus

(C)	0.50% of Average Monthly Compensation in excess of Covered Compensation times years of Benefit Service earned on and after January 1, 2000.
After November 5, 1999, there are no Golden Aluminum Employers participating in the Plan; therefore, no benefits ever will have accrued under this Section.
For purposes of this Section a Golden Aluminum Employer means: Golden Aluminum Company (for the period 12/28/92 through 3/1/1997 and GAC Aluminum Corporation (formerly Golden Aluminum Company) (for the period 8/23/99 through 11/5/1999).

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January 1, 2009

4.	Early Retirement Provisions.
a.	Rule of 85 for Employees of a Golden Aluminum Employer.
i.	Terminations Prior to March 1, 1997. With respect to terminations prior to March 1, 1997, a Member who is employed by Golden Aluminum, who terminates employment on or after his 55th birthday, and whose age and years of Vesting Service equal at least 85 shall be entitled to receive an early retirement benefit.

ii.	Terminations on and After March 1, 1997. With respect to terminations on and after March 1, 1997, a Member who is employed by Golden Aluminum, who terminates employment on or after age 55, and whose age and years of Vesting Service equal at least 85 shall be entitled to receive an early retirement benefit. For this purpose, a fractional year of Vesting Service shall be rounded up to the next whole year of Vesting Service, and a Member’s age shall be determined as of his birthday closest to his date of termination, including a termination that results from the completion of the purchase of Golden Aluminum by Crown Cork & Seal. Effective January 1, 2000, a Member who is employed by a Golden Aluminum Employer shall be eligible for Rule of 85 treatment for any purpose under the Plan only with respect to the Member’s monthly accrued benefit determined under the formula applicable to a Golden Aluminum Employer as of December 31, 1999.
III.	Reduction for Early Commencement of Payments for Employees of a Golden Aluminum Employer.
(A)	If a Member who was employed by a Golden Aluminum Employer and who satisfies the requirements of the Rule of 85 is at least age 60 when benefit payments commence, the retirement benefit shall not be reduced.

(B)	If a Member who was employed by a Golden Aluminum Employer and who satisfies the requirements of the Rule of 85 is younger than age 60 when benefit payments commence, the retirement benefit shall be reduced permanently by 0.58333% for each month by which the date benefit payments commence precedes the Member’s 60th birthday.

(C)	If a Member who was employed by a Golden Aluminum Employer and who satisfies the requirements for an early retirement benefit but not the requirements of the Rule of 85 and is at least age 60 when benefit payments commence, the early retirement benefit shall be reduced permanently by 0.25% for each month by which

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January 1, 2009

the date benefit payments commence precedes the earlier of (A) the Member’s 65th birthday or (B) the date the Member would have satisfied the requirements of the Rule of 85 (based on service at the time of termination of employment and actual age), whichever is applicable.

(D)	If a Member who was employed by a Golden Aluminum Employer and who satisfies the requirements for an early retirement benefit but not the requirements of the Rule of 85 is less than age 60 when benefit payments commence, the retirement benefit shall be reduced permanently by:
(i)	0.58333% for each month by which the date benefit payments commence precedes the Member’s 60th birthday, and

(ii)	0.25% for each month by which the Member’s 60th birthday precedes the earlier of (A) the Member’s 65th birthday of (B) the date the Member would have satisfied the requirements of the Rule of 85 (based on service at the time of termination of employment and actual age), whichever is applicable.
B.	Special Provisions Applicable To Former Graphic Employers
1.	Special Minimum Benefit for Certain Former Employees of Golden Technologies Company, Inc. A special minimum benefit shall be effective January 1, 1995, for each Member who (a) is employed on September 1, 1994, by ACX, Golden Technologies Company, Inc., or a subsidiary of Golden Technologies Company, Inc. that is participating in the Plan and (b) has on September 1, 1994, or by December 31, 1995, at least 15 years benefit service, as follows:
(A)	The special minimum benefit formula as of January 1, 1995 is:
(i)	1.25% of Average Monthly Compensation times years of Benefit Service and Special Service up to 30 years; plus

(ii)	0.50% of Average Monthly Compensation in excess of Covered Compensation times years of Benefit Service and Special Service up to 30 years; plus

(iii)	0.50% of Average Monthly Compensation times years of Benefit Service and Special Service in excess of 30 years.
(B)	Adjustments will be made to the extent necessary to ensure compliance with the provisions of Code §§ 401(l) and 415 and related regulations.

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January 1, 2009

(C)	The special minimum benefit calculation shall be made as if such Member terminated service as of January 1, 1995 (or on the actual termination date if the Member terminated between September 1, 1994 and January 1, 1995).

(D)	Early retirement reduction factors and Rule of 90 factors for the special minimum benefit shall be based upon a Member’s Special Age and Special Service on January 1, 1995 (or on the termination date if the Member terminated between September 1, 1994 and January 1, 1995). In order to retire early, a Member must still meet the early retirement criteria as specified in the Plan without the application of Special Age and Special Service.

(E)	As of August 31, 1999, all Accrued Benefits for all employees, terminated vested employees, and retirees of CoorsTek, Inc. (formerly Coors Porcelain Company), Alumina Ceramics, Inc., Coors Ceramicon Designs, Ltd. d/b/a Coors Tetraflour (if any), Coors Technical Ceramics Company, Coors Wear Products, Inc., and Wilbanks International, Inc. were spun off into the CoorsTek, Inc. Retirement Plan (formerly the Coors Ceramics Company Retirement Plan). Effective as of the date of the transfer of assets and liabilities from the Plan to the CoorsTek, Inc. Retirement Plan, no benefits will be payable under the Plan to any individual whose Accrued Benefit as of August 31, 1999 was transferred to the CoorsTek, Inc. Retirement Plan.
III.	The terms referenced above shall have the following meanings:
(A)	Benefit Service shall have the same meaning as provided in Article I;

(B)	Covered Compensation shall have the same meaning as is provided in Article I;

(C)	Average Monthly Compensation shall have the same meaning as is provided in Article I;

(D)	Special Age shall mean the Member’s age on January 1, 1995 (or on the termination date of the Member terminated between September 1, 1994 and January 1, 1995) plus five years. Special Age shall be considered for Normal Retirement (but not Early Retirement) eligibility purposes. Also, Special Age shall not be considered for determination of Covered Compensation; and

(E)	Special Service shall mean five years of service.

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January 1, 2009

C.	Special Provisions Applicable To Former Ceramic Employers
1.	Normal Retirement Pension.

The monthly normal retirement Pension for employees who are not Former Fort James Employees and who are employed by a Ceramics Employer shall be the total of the following:
(A)	1.25% of Average Monthly Compensation times years of Benefit Service up to 25 years; plus

(B)	0.50% of Average Monthly Compensation in excess of Covered Compensation, times years of Benefit Service up to 25 years; plus

(C)	0.50% of Average Monthly Compensation times years of Benefit Service in excess of 25 years; plus

(D)	commencing with the Plan Year beginning January 1, 1996, the sum of 1.50% of Bonus Pay for each Plan Year. Bonus Pay shall mean (1) one-twelfth of cash profit sharing or (2) for Members who are not eligible to receive cash profit sharing pay, one-twelfth of bonuses not in excess of 25% of base pay.
As of August 31, 1999, all Accrued Benefits for all employees, terminated vested employees, and retirees of Coors Porcelain Company, Alumina Ceramics, Inc., Coors Ceramicon Designs, Ltd. d/b/a Coors Tetraflour (if any), Coors Technical Ceramics Company, Coors Wear Products, Inc., and Wilbanks International, Inc. were spun off into the CoorsTek, Inc. Retirement Plan (formerly the Coors Ceramics Company Retirement Plan). Effective August 31, 1999, no additional benefits will be accrued under the formula in this Section. Effective as of the date of the transfer of assets and liabilities from the Plan to the CoorsTek, Inc. Retirement Plan, no benefits will be payable under the Plan to any individual whose Accrued Benefit as of August 31, 1999 was transferred to the CoorsTek, Inc. Retirement Plan.

2.	Special Minimum Benefit Effective January 1, 1995 for Members Employed by Coors Porcelain Company. A special minimum benefit shall be effective January 1, 1995, for each Member employed by Coors Porcelain Company and its participating subsidiaries on September 1, 1994, and having on September 1, 1994, or by December 31, 1995, at least 15 years benefit service, as follows:
(A)	The special minimum benefit formula as of January 1, 1995 is:
(i)	1.25% of Average Monthly Compensation times years of Benefit Service and Special Service up to 25 years; plus

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January 1, 2009

(ii)	0.50% of Average Monthly Compensation in excess of Covered Compensation times years of Benefit Service and Special Service up to 25 years; plus

(iii)	0.50% of Average Monthly Compensation times years of Benefit Service and Special Service in excess of 25 years.
(B)	Adjustments will be made to the extent necessary to ensure compliance with the provisions of Code §§ 401(l) and 415 and related regulations.
(C)	The special minimum benefit calculation shall be made as if such Member terminated service as of the January 1, 1995 (or on the actual termination date if the Member terminated between September 1, 1994 and ).
(D)	Early retirement reduction factors and Rule of 90 factors for the special minimum benefit shall be based upon a Member’s Special Age and Special Service on January 1, 1995 (or on the termination date if the Member terminated between September 1, 1994 and January 1, 1997). In order to retire early, a Member must still meet the early retirement criteria as specified in the Plan without the application of Special Age and Special Service.
(E)	As of August 31, 1999, all Accrued Benefits for all employees, terminated vested employees, and retirees of CoorsTek, Inc. (formerly Coors Porcelain Company), Alumina Ceramics, Inc., Coors Ceramicon Designs, Ltd. d/b/a Coors Tetraflour (if any), Coors Technical Ceramics Company, Coors Wear Products, Inc., and Wilbanks International, Inc. were spun off into the CoorsTek, Inc. Retirement Plan (formerly the Coors Ceramics Company Retirement Plan). Effective as of the date of the transfer of assets and liabilities from the Plan to the CoorsTek, Inc. Retirement Plan, no benefits will be payable under the Plan to any individual whose Accrued Benefit as of August 31, 1999 was transferred to the CoorsTek, Inc. Retirement Plan.
3.	Special Minimum Benefit Effective January 1, 1999 for Members Employed by Coors porcelain Company.A special minimum benefit shall be effective January 1, 1999, for each Member employed by Coors Porcelain Company and its participating subsidiaries on January 1, 1999, and having on January 1, 1999 at least 15 years Benefit Service, as follows:
(A)	The special minimum benefit formula as of January 1, 1999 is:
(i)	1.25% of Average Monthly Compensation times years of Benefit Service and Special Service up to 25 years; plus

(ii)	0.50% of Average Monthly Compensation in excess of Covered Compensation times years of Benefit Service and Special Service up to 25 years; plus

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January 1, 2009

(iii)	0.50% of Average Monthly Compensation times years of Benefit Service and Special Service in excess of 25 years; plus

(iv)	commencing with the Plan Year beginning January 1, 1996, the sum of 1.50% of Bonus Pay for each Plan Year. Bonus Pay shall mean (1) one-twelfth of cash profit sharing or (2) for Members who are not eligible to receive cash profit sharing pay, one-twelfth of bonuses not in excess of 25% of base pay.
(B)	Adjustments will be made to the extent necessary to ensure compliance with the provisions of Code §§ 401(l) and 415 and related regulations.

(C)	The special minimum benefit calculation shall be made as if such Member terminated service as of January 1, 1999.

(D)	Early retirement reduction factors and Rule of 90 factors for the special minimum benefit shall be based upon a Member’s Special Age and Benefit Service plus Special Service on January 1, 1999. In order to retire early, a Member must still meet the early retirement criteria as specified in the Plan without the application of Special Age and Special Service.

(E)	As of August 31, 1999, all Accrued Benefits for all employees, terminated vested employees, and retirees of CoorsTek, Inc. (formerly Coors Porcelain Company), Alumina Ceramics, Inc., Coors Ceramicon Designs, Ltd. d/b/a Coors Tetraflour (if any), Coors Technical Ceramics Company, Coors Wear Products, Inc., and Wilbanks International, Inc. were spun off into the CoorsTek, Inc. Retirement Plan (formerly the Coors Ceramics Company Retirement Plan). Effective as of the date of the transfer of assets and liabilities from the Plan to the CoorsTek, Inc. Retirement Plan, no benefits will be payable under the Plan to any individual whose Accrued Benefit as of August 31, 1999 was transferred to the CoorsTek, Inc. Retirement Plan.
II.	The terms referenced above shall have the following meanings:
(A)	Benefit Service shall have the same meaning as provided in Article I.

(B)	Covered Compensation shall have the same meaning as is provided in Article I.

(C)	Average Monthly Compensation shall have the same meaning as is provided in Article I.

(D)	Special Age shall mean the Member’s age on January 1, 1999 plus five years. Special Age shall be considered for Normal Retirement (but not Early Retirement) eligibility purposes. Also, Special Age shall not be considered for determination of Covered Compensation.

All Nonunion Employees	45
January 1, 2009

(E)	Special Service shall mean five years of service
4.	Special Vested Pension for Former Members of the Coors Retirement Plan.

Notwithstanding the foregoing, if a Member who was a participant in the Coors Retirement Plan prior to December 28, 1992 elects to commence payment of his Pension prior to his Normal Retirement Date, the reduced Pension under this Section shall not be less than his benefit determined as of March 1, 1992 and reduced as provided under the provisions of Section 5.2(e) or 5.2(f) (as in effect on December 28, 1992) applicable to his service under the Coors Retirement Plan.

All Nonunion Employees	46
January 1, 2009

APPENDIX 10
UNIVERSAL PACKAGING CORPORATION PENSION PLAN
(Applicable to Benefits Accrued under the Universal Packaging Corporation Pension Plan as of
January 1, 2000)
Universal Packaging Corporation Pension Plan
January 1, 2009

PREAMBLE	1

ARTICLE 1. DEFINITIONS	2

ARTICLE 2. SERVICE	6

2.1 Vesting Service	6
2.2 Credit for Military Service	6

ARTICLE 3. PARTICIPATION	7

3.1 Participation	7
3.2 Re-Employment	7

ARTICLE 4. TRANSFERS	8

4.1 Applicability of Transfer Provisions	8
4.2 Rules to Calculate Benefits	8

ARTICLE 5. BENEFITS	9

5.1 Normal Retirement Pension	9
5.2 Late Retirement Pension	9
5.3 Early Retirement Pension	10
5.4 Disability Pension	10
5.5 Vested Pension	13
5.6 Surviving Spouse’s Pension	14

ARTICLE 6. FORMS OF PAYMENT	16

6.1 Automatic Form of Payment	16
6.2 Optional Forms of Pension	16
6.3 Commencement and Duration of Payments	18
Universal Packaging Corporation Pension Plan
January 1, 2009

PREAMBLE
Effective January 1, 2000, the Universal Packaging Corporation Pension Plan (the “UPC Plan”) is merged into the Plan. Notwithstanding anything in the Plan to the contrary, with respect to the UPC Plan effective January 1, 1997 but prior to January 1, 2000 (the “UPC Merger Date”), the provisions of this Appendix 10 shall apply. To the extent the terms of the Plan as modified by this Appendix 10 differ from the terms of the UPC Plan as it existed prior to the UPC Merger Date (the “Prior UPC Plan”), the terms of the Prior UPC Plan shall govern with respect to periods prior to the UPC Merger Date (except with respect to those provisions relating to qualification under Section 401(a) of the Code and the changes required by subsequent tax laws). A Member with a benefit under the Prior UPC Plan that was transferred to the Plan shall continue to be entitled to all early retirement benefits, retirement-type subsidies, and optional benefit forms that were included in the Prior UPC Plan and that are protected by Section 411(d)(6) of the Code. The provisions of this Appendix 10 apply solely to the benefits accrued under the terms of the UPC Plan as of January 1, 2000.

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January 1, 2009

ARTICLE 1. DEFINITIONS
In addition to the definitions contained in the Core Document, the following words and phrases when used in this Appendix 10 shall have the following meanings, unless a different meaning is plainly required:
1.1	Annuity Starting Date means the first day of the first period for which an amount is paid as an annuity or any other form. However, the Annuity Starting Date for a Member retired on a disability Pension under Section 5.4(iii)(A)(1) or (iii)(B) continuing until his Normal Retirement Date shall be his Normal Retirement Date.

1.2	Compensation means:
(a)	For purposes of calculating the benefit under the UPC Plan for periods prior to January 1, 2000, Compensation means, in the case of each Member, his base pay, bonuses, overtime payments, premium pay, and commissions received from the Employer during a calendar year for services rendered while a Member without regard to any reduction in such pay made by reason of a compensation reduction agreement in effect between such Member and the Employer. Compensation does not include any amount paid to a Member before the date on which he becomes a Member, nor does it include non-cash compensation, severance pay, tuition refunds, or reimbursable moving expenses or any compensation paid after termination of employment for any reason. In the case of a Member who becomes disabled within the meaning of Section 1.4 but who does not elect to receive a disability benefit under Section 5.4 for each calendar year during which he is so disabled, Compensation means the amount of Compensation he received during the calendar year immediately preceding the calendar year in which he becomes disabled.

(b)	Compensation shall be subject to the annual compensation limitation set forth in Section 3.1 of the Core Document.
1.3	Employer means Universal Packaging Corporation.

1.4	Disability or Disabled means a physical or mental injury or disease rendering a Member unable to perform all the duties of his occupation or any occupation for which he is qualified by education, training or experience. The Retirement Committee shall determine whether or not the Member is disabled and shall have the right to require the Member to submit to a physical examination at intervals determined by it. The determination of the Committee as to the existence and continuance of such disability shall be conclusive.

1.5	Eligible Employee means, for purposes of this Appendix 10, an Employee of the Employer who had a benefit under the Prior UPC Plan transferred to this Plan.

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January 1, 2009

1.6	Equivalent Actuarial Value means a benefit having the same value as the benefit that such Equivalent Actuarial Value replaces. The determination of Equivalent Actuarial Value shall be based on the following actuarial assumptions and methods:
(a)	For purposes of determining all optional forms of payment other than lump sum payments, the interest rate shall be an interest rate (expressed in hundredths of a percent) for each Plan Year equal to the average monthly yield on long-term (25 years) U.S. Government bonds as reported by Standard & Poor’s Statistical Service for the calendar month which begins six months prior to the first day of the Plan Year; provided, however, that the interest rate shall in no event be less than five (5%) percent or greater than nine (9%) percent, and the mortality assumption shall be based on the Unisex Pension Mortality Table of 1984.

(b)	For purposes of calculating lump sum payments or a benefit commencing prior to a Member’s 55th birthday under Section 5.5(b), the interest rate shall be the IRS Interest Rate and the mortality assumption shall be based on the IRS Mortality Table. However, the present value of a lump sum payment or a benefit commencing prior to a Member’s 55th birthday with an Annuity Starting Date occurring during the period beginning January 1, 2010 and ending December 31, 2010, shall not be less than the present value or benefit determined using the interest rate prescribed under Section 417(e)(3)(C) of the Code for the second full calendar month preceding the applicable Stability Period.
1.7	Hour of Service means
(a)	Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliated Employer. Hours of Service under this paragraph shall be credited to the Employee for the computation period or periods in which the duties are performed, regardless of when the Employee is paid for such duties.

(b)	Each hour for which an Employee is paid or entitled to payment by the Employer or an Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. Hours of Service under this paragraph shall be credited to the Employee for the computation period or periods in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates. Notwithstanding the preceding sentence:
(i)	No more than 501 Hours of Service shall be credited under this paragraph to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); and

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January 1, 2009

(ii)	An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker’s compensation, unemployment compensation, or disability insurance laws.
(c)	Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Employer. Hours of Service under this paragraph shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. The same Hours of Service shall not be credited both under this paragraph and either paragraph (a) or paragraph (b).

(d)	In the event no Employer record exists for a period for which Hours of Service must be credited under the provisions of this Appendix 10, an Employee shall be credited with 190 Hours of Service for each calendar month in which he is entitled to be credited with one Hour of Service under the provisions of this Appendix 10.

(e)	For purposes of calculating the Hours of Service to be credited to periods during which no duties are performed and determining the computation periods to which hours shall be credited, the rules set forth in paragraphs (b) and (c) of Department of Labor Regulation § 2530.200b-2 are hereby incorporated by reference as though such provisions were fully set forth herein.
1.8	Normal Retirement Age means an Employee’s 65th birthday, or if the Member’s employment commencement date occurs after the date the Member attains age 60, the fifth anniversary of his employment commencement date, if later.

1.9	Qualified Joint and Survivor Annuity means an annuity which is of Equivalent Actuarial Value to a Pension payable as a single life annuity and which is payable for the life of the Member with the provision that after the Member’s death, a Pension equal to 50% of the amount payable to the Member shall continue to be paid monthly during the life of, and to, the Spouse to whom the Member was married on his Annuity Starting Date.

1.10	Reemployment Commencement Date means the first date, following a Period of Severance that is not required to be taken into account under this Plan, on which the Employee performs an Hour of Service for the Employer or an Affiliated Employer.

1.11	Retirement Date means a Member’s Normal, Late, or Early Retirement Date, whichever is applicable, as follows:
(a)	Normal Retirement Date means the first day of the calendar month coincident with or next following the later of (i) the date on which the Member attains age 65; or (ii) if the Member’s employment commencement date occurs after the date

Universal Packaging Corporation Pension Plan	4
January 1, 2009

the Member attains age 60, the fifth anniversary of his employment commencement date.
(b)	Late Retirement Date means, in the case of a Member who continues in service after attaining his Normal Retirement Date, the first day of the calendar month next following the date of actual retirement.

(c)	Early Retirement Date means the first day of the calendar month next following the date a Member shall retire after the Member has attained age 55 and has completed five or more years of Vesting Service. If a Member who has completed at least five years of Vesting Service attains age 55 on the first day of the month, such Member may elect to retire on the day prior to his 55th birthday and commence receiving benefit payments as of the date he attains age 55.
1.12	Severance Date means the first to occur of (a) the date on which an Employee resigns, retires, is discharged, or dies, or (b) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Employer or an Affiliated Employer for any reason other than resignation, retirement, or discharge, such as vacation, holiday, sickness, leave of absence or layoff.

1.13	Vesting Service means the period of an Eligible Employee’s service considered in determining his Vesting Service as described in Article 2.

Universal Packaging Corporation Pension Plan	5
January 1, 2009

ARTICLE 2. SERVICE
2.1	Vesting Service

Vesting Service means, in the case of each Employee, the sum of his periods of employment with an Employer, beginning on each employment commencement date and ending on each Severance Date, subject to the following special rules:
(a)	All non-consecutive periods of Vesting Service will be aggregated;

(b)	Vesting Service will include any period of time, beginning on an Employee’s Severance Date and ending on the date he again performs an Hour of Service, provided such period of time is 12 months or less; and

(c)	Vesting Service will include any period of time during which the Employee was in the employ of a predecessor employer, to the extent such service is expressly recognized by a vote of the board of directors of the Employer.
Notwithstanding anything in the Plan to the contrary, a Member’s Vesting Service with Universal Packaging Corporation shall be taken into account for purposes of both vesting in the Member’s Accrued Benefit under this Appendix 10 as well as vesting in the Member’s Accrued Benefit under Appendix 1 on and after January 1, 2000.
2.2	Credit for Military Service

Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

Universal Packaging Corporation Pension Plan	6
January 1, 2009

ARTICLE 3. PARTICIPATION
3.1	Participation

Each Eligible Employee on January 1, 2000 became a Member on January 1, 2000. This Appendix 10 was closed to new Members after December 31, 1999.

3.2	Re-Employment

A Member who terminates employment and is subsequently reemployed by the Employer or an Affiliated Employer shall again become a Member of this Appendix 10 to the extent he is entitled to a Pension under this Appendix 10. Upon reemployment, the Member shall have the Vesting Service to which he was previously entitled restored to him.

Notwithstanding the provisions of Section 2.7 of the Core Document, if a Member who is in receipt of benefits under this Appendix 10 is reemployed by the Employer or an Affiliated Employer, he will continue to be paid those benefits in accordance with the terms of the payment option then in effect. Upon such Member’s subsequent termination of employment, any benefits to which the Member is thereafter entitled shall be adjusted, to the extent necessary and consistent with applicable provisions of law, to reflect the amount of benefit payments previously paid to the Member under the Plan.

Universal Packaging Corporation Pension Plan	7
January 1, 2009

ARTICLE 4. TRANSFERS
4.1	Applicability of Transfer Provisions

NOT APPLICABLE

4.2	Rules to Calculate Benefits

NOT APPLICABLE

Universal Packaging Corporation Pension Plan	8
January 1, 2009

ARTICLE 5. BENEFITS
5.1	Normal Retirement Pension
(a)	Eligibility. Every Member who attains his Normal Retirement Age while in the active service of the Employer or an Affiliated Employer shall be fully vested in his normal retirement Pension. A Member may retire from service on a normal retirement Pension beginning on his Normal Retirement Date, or he may remain in service in which event the provisions of Section 5.2 shall be applicable.

(b)	Commencement. The normal retirement Pension shall commence effective as of the Member’s Normal Retirement Date unless the Member elects to postpone the commencement of his Pension until the first day of any later month. However, in no event shall payment commence later than the Member’s Required Beginning Date. Pension checks are issued at the end of each month for which payment is due.(c) Amount. Subject to the provisions of Section 6.1(b), the monthly amount of the normal retirement Pension payable upon retirement on the Member’s Normal Retirement Date shall be equal to the sum of his Benefit Units as of his Normal Retirement Date. “Benefit Unit” means, in the case of each Member for each calendar year prior to calendar year 2000, 1% of his Compensation for such calendar year. Effective January 1, 2000, no additional benefits will accrue under the formula in this Section 5.1(c).

In the event a Member retires on his Normal Retirement Date but defers payment to a later date under the provisions of paragraph (b) above, the Member’s Pension payable upon the later commencement date shall be of Equivalent Actuarial Value to the Pension otherwise payable as of his Normal Retirement Date.
5.2	Late Retirement Pension
(a)	Eligibility. In the event a Member remains in service after his Normal Retirement Date, no Pension shall be payable during such continuance in service, subject to the provisions of Section 2.5(b) of the Core Document. Upon retirement on a Late Retirement Date, such Member shall be eligible to receive a monthly late retirement Pension.

(b)	Commencement. The late retirement Pension shall commence effective as of the Member’s Late Retirement Date unless the Member elects to postpone the commencement of his Pension until the first day of any later month. However, in no event shall payment commence later than the Member’s Required Beginning Date. Pension checks are issued at the end of each month for which payment is due.

(c)	Amount. Subject to the following provisions of this paragraph (c) and Section 6.1(b), the Member’s late retirement Pension shall be an immediate Pension beginning as of the Member’s Late Retirement Date and shall be equal to (i) the

Universal Packaging Corporation Pension Plan	9
January 1, 2009

amount determined in accordance with Section 5.1 of this Appendix 10 and Section 5.1 of Appendix 1 as of his Late Retirement Date, or, if greater, (ii) an amount of Equivalent Actuarial Value to the Pension to which the Member would have been entitled under Section 5.1of this Appendix 10 and Section 5.1 of Appendix 1 if he had retired on his Normal Retirement Date, recomputed as of the first day of each subsequent Plan Year (and as of his actual Late Retirement Date) as if each such date were the Member’s Late Retirement Date. In the event a Member retires on a Late Retirement Date but defers payment to a later date under the provisions of paragraph (b) above, the Member’s Pension payable upon the later commencement date shall be of Equivalent Actuarial Value to the Pension otherwise payable as of his Late Retirement Date.
5.3	Early Retirement Pension
(a)	Eligibility. A Member who terminates employment with the Employer and all Affiliated Employers on or after his 55th birthday and before his Normal Retirement Date and is credited with at least five years of Vesting Service shall be entitled to receive an early retirement Pension. A Member who terminates employment with fewer than five years of Vesting Service, whether through termination of employment, partial termination of the Plan or otherwise, shall not be eligible for an early retirement Pension.

(b)	Commencement. The early retirement Pension shall be a deferred Pension commencing as of the Member’s Normal Retirement Date. However, the Member may elect to receive a reduced early retirement Pension as of the first day of any earlier month following the Member’s termination of employment. Alternatively, the Member may elect to postpone commencement of his early retirement Pension to the first day of any month following his Normal Retirement Date, but in no event later than his Required Beginning Date. Pension checks are issued at the end of each month for which payment is due.

(c)	Amount. Subject to the provisions of Section 6.1(b), the monthly amount of the Member’s early retirement Pension payable as of his Normal Retirement Date shall be equal to his Accrued Benefit determined as of the date of the Member’s retirement. In the event the Member elects to defer commencement of his early retirement Pension beyond his Normal Retirement Date, the Member’s Pension shall be of Equivalent Actuarial Value to the Pension otherwise payable as of his Normal Retirement Date. In the event a Member elects to commence payment prior to his Normal Retirement Date, the Member’s Pension payable as of the earlier commencement date shall be reduced by 4/10 of 1% for each month by which such early retirement commencement date precedes his Normal Retirement Date.
5.4	Disability Pension
(a)	Effective as of January 1, 2004. Effective as of January 1, 2004, no Member shall be entitled to receive a disability retirement Pension.

Universal Packaging Corporation Pension Plan	10
January 1, 2009

(b)	Prior to January 1, 2004.
(i)	Eligibility. A Member who, prior to the attainment of Normal Retirement Age, terminates from employment with the Employer on account of Disability prior to January 1, 2004, and is not covered under the long-term disability plan that is sponsored by the Employer, shall be entitled to receive a disability retirement Pension.

(ii)	Commencement and Duration. The disability retirement Pension shall be an annual amount payable in monthly installments to each Member who elects to receive a disability retirement Pension commencing as of the first day of the sixth calendar month after his Disability date and continuing during his lifetime. Notwithstanding the previous sentence, a Member will not be entitled to receive any further disability retirement Pension payments after the month in which the Retirement Committee determines that he has ceased to be Disabled.

(iii)	Amount. The annual amount of the disability retirement Pension to be payable in monthly installments shall be computed as follows:
(A)	If a Member has completed less than 15 years of Vesting Service on his Disability date, his Pension will equal the greater of (1) his Accrued Benefit computed as of his Disability date and reduced by four—tenths of one percent (4/10%) for each month by which such Disability date precedes attainment of his Normal Retirement Age, or (2) six hundred dollars ($600), to be payable in monthly installments of fifty dollars ($50) per month.

(B)	If a Member has completed 15 or more years of Vesting Service on his Disability date, his Pension will equal the greater of (1) his Accrued Benefit computed as of his Disability date, or (2) six hundred dollars ($600) to be payable in monthly installments of fifty dollars ($50) per month.
(iv)	Form of Payment.
(A)	If the Member’s Pension is payable under the provisions of subparagraph (b)(iii)(A)(1) above, payment of the Member’s disability retirement Pension shall be governed by the provisions of Section 6.1 and 6.2 of this Appendix 10.

(B)	If the Member’s Pension is payable under the provisions of subparagraph (b)(iii)(A)(2) or (b)(iii)(B), payment of the Member’s disability retirement Pension shall be governed by the following provisions of this subparagraph (B). Prior to a Member’s Normal Retirement Date, the disability retirement Pension shall be paid in the form of a life annuity if the Member is unmarried or, if the Member is married, in the form of a Qualified

Universal Packaging Corporation Pension Plan	11
January 1, 2009

Joint and Survivor Annuity in accordance with the provisions of Section 6.1(b) as if the Member were retiring with entitlement to an immediate Pension. In lieu of the normal form of payment, a Member may elect an Option under Section 6.2 as if the Member were retiring with entitlement to an immediate Pension, provided that an election of an Option by a married Member shall be subject to the following provisions of this subparagraph (B).

In the event an unmarried Member in receipt of a benefit under this Section marries prior to his Normal Retirement Date, his Pension payable after his date of marriage shall automatically be paid in the form of a Qualified Joint and Survivor Annuity unless Spousal Consent to the form of payment in effect is received by the Retirement Committee in accordance with such procedures as shall be established by the Retirement Committee.

In the event of divorce, or the death of a Spouse, prior to the Normal Retirement Date of a married Member in receipt of the Qualified Joint and Survivor Annuity, the disability retirement Pension payable thereafter to the Member shall be in the form of a life annuity, unless a qualified domestic relations order provides otherwise in the case of divorce.

Upon attaining his Normal Retirement Date, the Member’s disability retirement Pension shall cease and the Member shall begin to receive a normal retirement Pension. Prior to adjustment for the form of payment, the normal retirement Pension shall be equal in amount to the disability retirement Pension to which the Member was entitled to receive immediately prior to his Normal Retirement Date. The Pension payable upon the Member’s Normal Retirement Date shall be paid in the form of a single life annuity if the Member is unmarried on his Normal Retirement Date or in the form of a Qualified Joint and Survivor Annuity if the Member is married on such date. However, in lieu of the normal form of payment, a Member may elect to receive his Pension payable on and after his Normal Retirement Date in accordance with one of the Options in Section 6.2. Such an election shall be made in accordance with the provisions of Section 2.3 of the Core Document. In the event the Member continues the same option in effect, the amount of his Pension will be the greater of the amount determined under the option as of his Annuity Starting Date or the amount he was receiving under the option immediately prior to his Annuity Starting Date.

The Retirement Committee shall furnish to each Member within a reasonable period of time prior to the commencement of his disability retirement Pension a written explanation in nontechnical

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January 1, 2009

language which describes (i) the terms and conditions of the surviving Spouse’s Pension under Section 5.6, (ii) the Member’s right to make, and the effect of, an election to waive the surviving Spouse’s Pension under Section 5.6, (iii) the rights of the Member’s spouse and (iv) the right to make, and the effect of, a revocation of such an election. An election of Option 1, 4, 5, 6, 7 or 8, or Option 2 or 3 with a non-spouse Beneficiary, under Section 6.2 by a married Member shall require a waiver of the surviving Spouse’s Pension under Section 5.6 and is subject to the spousal consent provisions of Section 2.3(a)(ii) of the Core Document. An election of the Qualified Joint and Survivor Annuity or Option 1 may be made at any time and from time to time during the period commencing 90 days the Member’s disability retirement date and ending on the Member’s Normal Retirement Date. Any such election shall be effective on the Member’s disability retirement date or the date the election is received by the Retirement Committee, if later. An election of any other Option may only be made within the 90-day period preceding the Member’s disability retirement date to take effect on the Member’s disability retirement date. A revocation of any election may be made at any time prior to the Member’s Normal Retirement Date and shall be effective when received by the Retirement Committee. Any election of a form of payment under this paragraph shall in any event cease to be effective on the Member’s Normal Retirement Date. Any Pension payable under this Section shall be in lieu of any surviving Spouse’s Pension payable under Section 5.6.
5.5	Vested Pension
(a)	Eligibility. A Member who terminates employment with the Employer and all Affiliated Employers for reasons other than retirement or death, and has five or more years of Vesting Service prior to his termination date shall be eligible for a vested Pension.

(b)	Commencement. The vested Pension shall be an unreduced deferred Pension beginning as of the Member’s Normal Retirement Date. However, a Member may elect to receive a reduced vested Pension effective as of the first day of any earlier month (i) coincident with or following the date he attains age 55, or (ii) following the date he terminates employment provided the present value of his Pension payable under this Appendix 10 upon the commencement date does not exceed $10,000. Alternatively, a Member may elect to postpone commencement of his vested Pension to the first day of any month following his Normal Retirement Date, but not later than his Required Beginning Date. Pension checks are issued at the end of each month for which payment is due.

(c)	Amount. Subject to the provisions of Section 6.1(b), the amount of a Member’s vested Pension payable as of his Normal Retirement Date shall be equal to his

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January 1, 2009

Accrued Benefit determined as of the date of the Member’s termination of employment. If the vested Pension commences after the Member’s Normal Retirement Date, the Pension shall be of Equivalent Actuarial Value to the Pension otherwise payable at the Member’s Normal Retirement Date. If the vested Pension commences prior to a Member’s Normal Retirement Date but on or after his 55th birthday, the Pension payable as of the earlier commencement date shall be reduced as provided for early retirement commencement under Section 5.3(c). If the vested Pension commences prior to the Member’s 55th birthday, the Pension shall be of Equivalent Actuarial Value at the Pension otherwise payable at his Normal Retirement Date.
5.6	Surviving Spouse’s Pension
(a)	Eligibility. The surviving Spouse of a married Member shall be eligible for a surviving Spouse’s Pension if such married Member dies before his Annuity Starting Date:
(i)	In active service after he has completed the requirements for a normal retirement Pension under Section 5.1; a late retirement Pension under Section 5.2; or an early retirement Pension under Section 5.3; or

(ii)	After retiring with entitlement to a normal retirement Pension under Section 5.1; a late retirement Pension under Section 5.2; or an early retirement Pension under Section 5.3; or

(iii)	Either in active service or after terminating service on or after January 1, 1976, but in either event with entitlement to a vested Pension under Section 5.5.
Notwithstanding the above, the Pension payable to a surviving Spouse upon the death of a Member in receipt of a disability retirement Pension under the provisions of Section 5.4(b)(iv)(B) shall be determined in accordance with the provisions of that Section.
(b)	Commencement. Payment of the surviving Spouse’s Pension to the Spouse shall commence as of the Member’s Normal Retirement Date or as of the first day of the month coincident with or next following his date of death, if later. Notwithstanding the foregoing, the surviving Spouse may elect to commence payment of the surviving Spouse’s Pension on the first day of any earlier month coincident with or following the earliest date the Member could have elected to commence benefit payments or the first day of any month coincident with or following his date of death, if later, or the surviving Spouse may elect to defer payments up to the first day of any month following the Member’s Normal Retirement Date, but not later than the first day of the month following the date the deceased Member would have attained age 70 1/2. Pension checks are issued at the end of each month for which payment is due.

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January 1, 2009

(c)	Amount. The amount of the monthly surviving Spouse’s Pension payable to the Member’s Spouse shall be equal to the Pension that would have been payable to his Spouse if the Member had elected to have his Pension commence in the form of a Qualified Joint and Survivor Annuity on his Normal Retirement Date or upon his date of death, if later.

However, if within the 180-day period (90-day period prior to January 1, 2009) prior to his Annuity Starting Date a Member has elected Option 2 or 3 under Section 6.2 with his Spouse designated as the Beneficiary, such optional form of payment shall be used for computing the surviving Spouse’s Pension instead of the Qualified Joint and Survivor Annuity.

In any case in which the surviving Spouse’s Pension commences (in accordance with paragraph (b) above) prior to the Member’s Normal Retirement Date, the amount of the surviving Spouse’s Pension shall be adjusted to reflect a reduction for early commencement equivalent to the reduction that would have been applied in determining the amount of the Member’s Pension under the provisions of Section 5.3 or 5.5, as applicable, had the Member begun to receive his Pension as of such commencement date.

In any case in which the surviving Spouse elects to defer commencement after the Member’s Normal Retirement Date, the surviving Spouse’s Pension shall be of Equivalent Actuarial Value to the Pension otherwise payable to the Spouse at the later of the Member’s Normal Retirement Date or the earliest date the Spouse was eligible to commence payment.

In the event a Member dies on or after January 1, 2007, while in qualified military service and while his reemployment rights are protected under law, the surviving Spouse’s Pension shall be calculated based on the assumption that the Member had returned to active employment and then terminated employment on account of his or her death. However, in determining the amount of the surviving Spouse’s Pension, the Member’s Accrued Benefit shall be determined at the date the Member entered military service, based on the benefit level then in effect and the Benefit Service the Member had accrued as of that date.

(d)	Small Lump Sum Payment. Notwithstanding the preceding provisions of this Section, a lump sum payment of Equivalent Actuarial Value shall be paid to the Spouse in lieu of the monthly Pension if the present value of the Spouse’s Pension payable as of the Member’s Normal Retirement Date or date of death, if later, amounts to $5,000 or less. The lump sum payment shall be made as soon as practicable following the Member’s date of death. In no event shall a lump sum payment be made following the date Pension payments have commenced to the Spouse as an annuity.

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January 1, 2009

ARTICLE 6. FORMS OF PAYMENT
6.1	Automatic Form of Payment
(a)	Unmarried Member. If a Member is not married on his Annuity Starting Date, the monthly Pension shall be payable as a single life annuity for the Member’s lifetime, unless the Member has elected an optional form of benefit as provided in Section 6.2.

(b)	Married Member. If a Member is married on his Annuity Starting Date, the monthly Pension shall be payable as a Qualified Joint and Survivor Annuity, unless the Member has elected an optional form of benefit as provided in Section 6.2.

(c)	Cash-Outs. Notwithstanding any provision of the Plan to the contrary, if the Equivalent Actuarial Value of the Pension payable to a Member from the Plan determined as of his Normal Retirement Date or actual termination of employment, if later, is $5,000 or less, such Pension shall be paid in a lump sum which is the Equivalent Actuarial Value of such Pension. The lump sum payment shall be made as soon as administratively practicable following the Member’s Severance Date, provided the Member’s Pension has not commenced in the form of an annuity. In the event a Member is not entitled to any Pension upon his Severance Date, he shall be deemed cashed out as of the date he terminates employment and shall forfeit any benefit under the Plan.
6.2	Optional Forms of Pension

Subject to the provisions of Section 2.3 of the Core Document, a Member may elect to convert the benefit otherwise payable to him into an optional Pension of Equivalent Actuarial Value, as provided in one of the options named below:
(a)	Option 1 – Single Life Annuity

A monthly Pension shall be paid during the life of the Member with no Pension payable after his death.

(b)	Option 2 – 100% Joint and Survivor Annuity

A reduced monthly Pension shall be paid during the life of the Member and after his death, 100% of such reduced monthly Pension shall be continued during the life of and shall be paid to the Member’s Beneficiary.

(c)	Option 3 — 75% Joint and Survivor Annuity

A reduced monthly Pension shall be paid during the life of the Member and after his death, a monthly payment equal to 75% of such reduced monthly Pension

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shall be continued during the life of and shall be paid to the Member’s Beneficiary.

(d)	Option 4 – 50% Joint and Survivor Annuity

A reduced monthly Pension shall be paid during the life of the Member and after his death, a monthly payment equal to 50% of such reduced monthly Pension shall be continued during the life of and shall be paid to the Member’s Beneficiary.

(e)	Option 5 – 10 Years Certain and Life Annuity

A monthly Pension shall be paid during the life of the Member and payments shall be guaranteed to be made for a minimum period of 10 years. In the event of the death of the Member after the Annuity Starting Date, but before the Member’s receipt of monthly Pension payments for 10 years, the remainder of such payments shall be made to the Member’s Beneficiary, or in the absence of a surviving Beneficiary, the residual value of the remaining payments shall be paid to the Member’s estate in one lump sum.

If the designated Beneficiary should die after receiving at least one payment, and if further payments are due after the death of the designated Beneficiary, the further payments shall be made to any person(s) designated by the Member as an alternate Beneficiary or, in the absence of an alternate surviving Beneficiary, the residual value of the remaining payments shall be paid to the estate of the last surviving Beneficiary in one lump sum.

The residual value shall be determined on the basis of an interest rate of 120 percent of the mid-term Applicable Federal Rate for the first month of the applicable Plan Year, compounded annually.

(f)	Option 6 – 5 Years Certain and Life Annuity

A monthly Pension shall be paid during the life of the Member and payments shall be guaranteed to be made for a minimum period of five years. In the event of the death of the Member after the Annuity Starting Date, but before the Member’s receipt of monthly Pension payments for five years, the remainder of such payments shall be made to the Member’s Beneficiary, or in the absence of a surviving Beneficiary, the residual value of the remaining payments shall be paid to the Member’s estate in one lump sum.

If the designated Beneficiary should die after receiving at least one payment, and if further payments are due after the death of the designated Beneficiary, the further payments shall be made to any person(s) designated by the Member as an alternate Beneficiary or, in the absence of an alternate surviving Beneficiary, the residual value of the remaining payments shall be paid to the estate of the last surviving Beneficiary in one lump sum.

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The residual value shall be determined on the basis of an interest rate of 120 percent of the mid-term Applicable Federal Rate for the first month of the applicable Plan Year, compounded annually.

(g)	Option 7 – 15 Years Certain and Life Annuity

A monthly Pension shall be paid during the life of the Member and payments shall be guaranteed to be made for a minimum period of 15 years. In the event of the death of the Member after the Annuity Starting Date, but before the Member’s receipt of monthly Pension payments for 15 years, the remainder of such payments shall be made to the Member’s Beneficiary, or in the absence of a surviving Beneficiary, the residual value of the remaining payments shall be paid to the Member’s estate in one lump sum.

If the designated Beneficiary should die after receiving at least one payment, and if further payments are due after the death of the designated Beneficiary, the further payments shall be made to any person(s) designated by the Member as an alternate Beneficiary or, in the absence of an alternate surviving Beneficiary, the residual value of the remaining payments shall be paid to the estate of the last surviving Beneficiary in one lump sum.

The residual value shall be determined on the basis of an interest rate of 120 percent of the mid-term Applicable Federal Rate for the first month of the applicable Plan Year, compounded annually.

(h)	Option 8 — Lump Sum.

One lump sum payment of Equivalent Actuarial Value to the Pension otherwise payable to the Member under this Appendix 10 at his Normal Retirement Date, or, if larger, at his Annuity Starting Date, provided the amount of the lump sum payment does not exceed $10,000 at his Annuity Starting Date.
If a Member dies after Pension payments have commenced, any payments continuing to be made to a Beneficiary shall be distributed at least as rapidly as under the method of distribution being used as of the Member’s date of death.

6.3	Commencement and Duration of Payments

The first monthly payment of a Pension to a Member shall be made on or about the last business day of the month in which the Member’s Annuity Starting Date occurs. Subsequent monthly payments shall be made on or about the last business day of each subsequent month during the Member’s lifetime. The last monthly payment to the Member shall be made on or about the last business day of the month in which the Member dies.

In the event payments are due to a surviving Spouse or other Beneficiary following the Member’s death under the form of payment then in effect, the first payment due the surviving Spouse or other Beneficiary shall be made on or about the last business day of

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the month following the calendar month in which the Member died. Subsequent monthly payments shall be made on or about the last business day of each month during the Spouse’s or Beneficiary’s lifetime (or during the remaining period certain, if applicable). The last monthly payment shall be made on or about the last business day of the month in which the Spouse or Beneficiary dies (or, if earlier, upon the expiration of the period certain, if applicable).

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